UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Catalyst Biosciences, Inc.

(Name of registrant as specified in its charter)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CATALYST BIOSCIENCES, INC.

611 Gateway Boulevard, Suite 710

South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2021

To the Stockholders of Catalyst Biosciences, Inc.:

NOTICE IS HEREBY GIVEN that the 2021 annual meeting of stockholders (the “Annual Meeting”) of Catalyst Biosciences, Inc., a Delaware corporation (the “Company”), will be a completely virtual meeting conducted only via live webcast on the internet at www.virtualshareholdermeeting.com/CBIO2021 on June 9, 2021, at 8:00 a.m., Pacific Time. There will be no physical location for the Annual Meeting due to the emerging public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of the Company’s stockholders, business partners, employees and Board of Directors. We expect the use of a virtual-only meeting format to be effective only for 2020 and 2021 due to COVID-19 pandemic-related extenuating circumstances.

You will be able to attend the Annual Meeting online, submit questions during the meeting and vote your shares electronically for the following purposes:

1.

To elect two Class III directors of our Board of Directors to serve for the ensuing three years expiring at the 2024 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal;

2.	To approve the Company’s 2018 Omnibus Incentive Plan, as amended, to increase the number of shares of common stock reserved for issuance thereunder by 2,500,000 shares;

3.	To hold a non-binding, advisory vote to approve the compensation of the Company’s Named Executive Officers;

4.	To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

5.	To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

You can find more information about each of these items, including the nominees for directors, in the proxy statement accompanying this notice of annual meeting. The record date for the Annual Meeting is the close of business on April 12, 2021 (the “Record Date”). Only stockholders of record as of the Record Date are entitled to notice of and to vote at the meeting or adjournment(s) or postponement(s) thereof.

The board of directors (the “Board”) of the Company recommends that you vote in favor of each of the nominees for director, and in favor of proposals 2, 3 and 4 outlined in the proxy statement accompanying this notice of annual meeting.

This notice of annual meeting and the accompanying proxy statement is being furnished in connection with the solicitation of proxies by the Company, on behalf of the Board, for the Annual Meeting. Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials for the Annual Meeting over the Internet. Accordingly, on or about April 27, 2021, we intend to begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to all stockholders of record as of the Record Date who are entitled to vote at the Annual Meeting. If you are a stockholder of record as of the Record Date you can vote your shares using one of the following methods:

•	By completing and returning a written proxy card;

•	By Internet or telephone; or

•	By attending our Annual Meeting virtually and voting thereat.

ALL STOCKHOLDERS OF RECORD AS OF THE RECORD DATE ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING VIRTUALLY. WHETHER OR NOT YOU EXPECT TO ATTEND ONLINE, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE BY INTERNET OR TELEPHONE OR BY MARKING, SIGNING, DATING AND RETURNING THE PROXY CARD DELIVERED TO YOU UPON YOUR REQUEST IN THE POSTAGE PRE-PAID ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING VIRTUALLY MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD OR VOTED BY INTERNET OR TELEPHONE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

By order of the Board,

Nassim Usman, Ph.D.

President and Chief Executive Officer

South San Francisco, California

April 27, 2021

* YOUR VOTE IS IMPORTANT SO PLEASE ACT TODAY! *

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF CATALYST BIOSCIENCES, INC. TO BE HELD ON JUNE 9, 2021

The Notice of 2021 Annual Meeting of Stockholders, the proxy statement and the accompanying proxy card, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, are available at www.proxyvote.com.

-i-

CATALYST BIOSCIENCES, INC.

611 Gateway Boulevard, Suite 710

South San Francisco, California 94080

PROXY STATEMENT FOR THE

2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 9, 2021

The board of directors (the “Board”) of Catalyst Biosciences, Inc., a Delaware corporation (the “Company”), is soliciting your proxy to vote at the 2021 annual meeting of stockholders (the “Annual Meeting”) of the Company to be held via live webcast on the internet at www.virtualshareholdermeeting.com/CBIO2021 on June 9, 2021, at 8:00 a.m., Pacific Time, including at any adjournment(s) or postponement(s) of the Annual Meeting. As a stockholder of record at the close of business on April 12, 2021 (the “Record Date”), you are cordially invited to attend the Annual Meeting virtually to vote on the proposals described in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”). Only stockholders of record as of the Record Date are entitled to notice of and to vote at the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials to our stockholders over the Internet instead of mailing a printed copy of our proxy materials to each stockholder of record. Accordingly, on or about April 27, 2021, we intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to all stockholders of record and beneficial owners as of the Record Date who are entitled to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials, including the Notice of Annual Meeting, this proxy statement and the accompanying proxy card for the Annual Meeting, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”), on the website referred to in the Notice of Internet Availability or to request to receive a printed copy of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request to receive a printed copy thereof and how to vote your shares by proxy over the Internet may be found in the Notice of Internet Availability. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. You will not receive printed copies of the proxy materials unless you request them.

You do not need to attend the Annual Meeting virtually to vote your shares. Instead, if you are a stockholder of record as of the Record Date, you may vote your shares over the Internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. The Notice of Internet Availability will provide instructions on how to vote your shares over the Internet or by telephone. Whether or not you plan to attend the meeting virtually, please carefully review this proxy statement and then cast your vote, regardless of the number of shares you hold. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote in person if you decide to attend the Annual Meeting virtually. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet if your voting instruction card provided by your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

ABOUT THE COMPANY

Unless otherwise indicated in this proxy statement or the context requires otherwise, the words “Company,” “Catalyst,” “we,” “us” and “our” refer to Catalyst Biosciences, Inc., a Delaware corporation, together with its subsidiary, Catalyst Bio, Inc., which we refer to as “Catalyst Bio.”

Unless otherwise indicated, all historical share numbers, share prices and exercise prices in this proxy statement give effect to the applicable reverse stock splits and stock dividends, and all references to “common stock,” “stock” or “shares” mean shares of the Company’s common stock, as so adjusted. The Company’s shares of common stock trade on the Nasdaq Capital Market (“Nasdaq”), under the ticker symbol “CBIO.”

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Proxy Materials

Why has the Board provided these proxy materials? The Board has made these proxy materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies to vote at the Annual Meeting to be held on June 9, 2021 at 8:00 a.m., Pacific Time, via live webcast on the internet at www.virtualshareholdermeeting.com/CBIO2021. You are receiving this proxy statement and the accompanying proxy card from us because you owned shares of our common stock as of the close of business on April 12, 2021, which is the Record Date for the Annual Meeting. As a stockholder of record as of the Record Date, you are cordially invited to virtually attend the Annual Meeting via the Internet and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting virtually to vote your shares. Instead, you may simply vote your shares by proxy via the Internet or by completing, signing and returning the enclosed proxy card. This proxy statement includes information that we are required to provide to you under the SEC rules and that is designed to assist you in voting your shares.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials? Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials to our stockholders over the Internet rather than printing and mailing the proxy materials. We believe electronic delivery will expedite the receipt of materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, a Notice of Internet Availability will be mailed to all stockholders of record as of the Record Date starting on or around April 27, 2021. The Notice of Internet Availability will provide instructions as to how stockholders may access and review the proxy materials, including the Notice of Annual Meeting, this proxy statement and the accompanying proxy card and our Annual Report, on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice of Internet Availability will also provide instructions on how to vote your shares.

In addition, stockholders of record as of the Record Date may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Choosing to receive your future proxy materials electronically by e-mail will save us the cost of printing and mailing documents to you and will reduce the environmental impact of printing and mailing these materials. If you choose to receive future proxy materials electronically by e-mail, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials electronically by e-mail will remain in effect until you revoke it. You will not receive printed copies of the proxy materials unless you request them.

Our proxy materials will also be made available, on or around April 27, 2021, at www.proxyvote.com. Please note that, while our proxy materials are available at the website referenced in the Notice of Internet Availability, no other information contained on the website is incorporated by reference in or considered to be a part of this proxy statement or our future filings with the SEC.

What is included in the proxy materials? The proxy materials include:

•	the Notice of Annual Meeting;

•	this proxy statement for the Annual Meeting;

•	the proxy card for the Annual Meeting; and

•	our Annual Report.

What information is contained in this proxy statement? The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Can I access these proxy materials on the Internet? Yes. Commencing on or about April 27, 2021, the proxy materials, including the Notice of Annual Meeting, this proxy statement and our Annual Report, will be made available for viewing, printing, and downloading at www.proxyvote.com. The proxy materials will also be available, on or around April 27, 2021, at http://www.sec.gov. On our website at www.catalystbiosciences.com in the Investor Relations section, we provide links to our filings with the SEC, including this proxy statement, as a courtesy. All proxy materials will remain posted on www.proxyvote.com at least until the conclusion of the Annual Meeting. Please note that, while our proxy materials will be made available at certain websites, no other information contained on those websites is incorporated by reference in or considered to be a part of this proxy statement or our future filings with the SEC.

Why is the Annual Meeting being held only online? We have been closely monitoring developments with the COVID-19 pandemic and the related recommendations, protocols and restrictions issued by public health authorities and federal, state, and local governments. In light of these ongoing concerns and in order to support the health and well-being of our stockholders, business partners, employees and board of directors, we will be conducting the Annual Meeting solely online.

What does it mean if I receive multiple proxy cards? If you receive more than one proxy card, it means that your shares are registered in more than one name or are registered in different accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens when two stockholders share the same address? We may satisfy the SEC rules regarding delivery of proxy materials by delivering a single copy of the Notice of Internet Availability and, if applicable, the proxy materials to an address shared by two or more of our stockholders unless we receive contrary instructions from one or more of the stockholders prior to the mailing date. This delivery method is known as “householding” and can result in meaningful cost savings for us. To take advantage of this opportunity, we may deliver only a single copy of the Notice of Internet Availability and, if applicable, the proxy materials to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of the Notice of Internet Availability and, if applicable, the proxy materials, you may write us at the address above or call us at (650) 266-8657 to request delivery of a single copy of the Notice of Internet Availability and, if applicable, the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the Notice of Internet Availability and, if applicable, the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement either now or in the future, please contact us.

Voting Information

Who may vote? You are entitled to vote if our records show that you held one or more shares of the Company’s common stock as of the close of business on April 12, 2021, the Record Date for the Annual Meeting. At that time, there were 31,349,740 shares of common stock outstanding and entitled to vote, and approximately 64 holders of record. Each share entitles you to one vote at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner? If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company (the “Transfer Agent”), you are considered, with respect to those shares, the “stockholder of record.” As a stockholder of record, you have the right to vote virtually in person at the Annual Meeting and the Notice of Internet Availability was sent directly to you by the Transfer Agent. If you are a stockholder of record and you requested to receive printed proxy materials, these proxy materials will be mailed to you directly starting on or about April 27, 2021.

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record, you are a considered a “beneficial owner” of shares held in “street name.” If you are a beneficial owner, starting on or about April 27, 2021, we have requested that the Notice of Internet Availability be forwarded to you by such brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record who is considered, with respect to those shares, the stockholder of record. The Notice of Internet Availability provides instructions for how to request a paper or email copy of this proxy statement. As a stockholder of record, the brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record is entitled to vote at the Annual Meeting and, as a beneficial owner of the shares, you have the right to direct the brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record on how to vote the shares. However, because a beneficial owner is not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record. The valid proxy will give you the right to vote your shares at the Annual Meeting.

What am I voting on? There are four matters scheduled for a vote and for which we are soliciting your proxy:

1.

the election of two Class III directors of our Board to serve for the ensuing three years expiring at the 2024 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal;

2.

the approval of an amendment to the Company’s 2018 Omnibus Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,500,000 shares (the “2018 Plan Amendment”);

3.	a non-binding, advisory vote to approve the compensation of the Company’s Named Executive Officers; and

4.	the ratification of our appointment of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.

You may either vote “FOR” all the nominees to the Board or you may “WITHHOLD” your vote for any nominee(s) you specify. You may vote “FOR” or “AGAINST” each of Proposals 2, 3 and 4 or abstain from voting. The Board recommends a vote “FOR” each nominee for director and “FOR” each of Proposals 2, 3 and 4.

How do I vote if I am a stockholder of record? If you were a holder of record of our common stock as of the close of business on April 12, 2021, the Record Date for the Annual Meeting, you may use the following methods to vote your shares:

•

By Mail. You may vote by requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability and completing, signing, dating and returning, in the accompanying postage prepaid envelope, your paper proxy card that you receive in response to your request. Please allow sufficient time for us to receive your proxy card if you decide to vote by mail.

•

Via the Internet. You can vote your shares via the Internet by accessing the proxy materials on the secured website at www.proxyvote.com and following the online voting instructions on that website. The toll free number is 1-800-690-6903. Please have each Notice or proxy card you received in hand when you vote over the Internet as you will need information specified therein to submit your vote.

•

By Telephone. You can vote your shares by telephone at 1800-690-6903 by accessing the proxy materials on the secured website at www.proxyvote.com and following the telephone voting instructions on that website. Please have each Notice or proxy card you received in hand when you vote by telephone as you will need information specified therein to submit your vote.

•

In Person at the Annual Meeting Virtually. You may virtually attend the Annual Meeting online at www.virtualshareholdermeeting.com/CBIO2021 and vote your shares electronically before the polls close during the Annual Meeting. You will need to enter the 16-digit control number included on your Notice of Internet Availability, your proxy card or in the instructions that accompanied your proxy materials. See “Attending the Annual Meeting” below for more details. Even if you plan to attend the Annual Meeting virtually, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted if you later decide not to attend the Annual Meeting virtually.

How do I vote if I hold my shares in street name? If as of the close of business on April 12, 2021, the Record Date for the Annual Meeting, your shares were held in a stock brokerage account or by a bank or other stockholder of record, you may use the following methods to vote your shares:

•

By Mail, by Telephone or Via the Internet. You should receive instructions from your bank, broker or other nominee explaining how to vote your shares by mail, by telephone or via the Internet. If you wish to vote your shares by mail, by telephone or via the Internet, you should follow those instructions. Please have each set of instructions you received from your broker(s) in hand when you vote over the Internet or by telephone as you will need information specified therein to submit your vote.

•

In person at the Annual Meeting Virtually. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. To vote virtually in person at the meeting, you must contact your nominee and obtain a legal proxy from your nominee. See “Attending the Annual Meeting” below for more details.

The Notice of Internet Availability and the Notice of Annual Meeting are not proxy cards or ballots and cannot be used to vote your shares. If you do not provide instructions with your proxy, your bank, broker, or other nominee (collectively referred to as a “broker”) will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters but do not have discretion to vote on non-routine matters. For example, if you do not provide voting instructions to your broker, the broker could vote your shares for the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 4) because that is deemed to be a routine matter, but the broker could not vote your shares for any of the other three proposals on the agenda at the Annual Meeting.

If you do not provide voting instructions to your broker and the broker has delivered a proxy card indicating that it does not have discretionary authority to vote on a particular proposal, your shares will be considered as “broker non-votes” with regards to that proposal. Broker non-votes will be counted for the purpose of determining the existence of a quorum but generally will not be considered as entitled to vote with respect to that proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.

The submission of a telephonic or Internet proxy will not affect your right to vote in person (as detailed below) should you decide to attend the meeting.

Is my vote confidential? Yes, your vote is confidential. Only the following persons have access to your vote: the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How are votes counted? Votes will be counted by the inspector of election appointed by the Board for the meeting, who will separately count “FOR” and “WITHHOLD” votes and any broker non-votes for the election of directors. Broker non-votes will not count for or against any nominees.

With respect to Proposals 2, 3 and 4 below, the inspector of election will separately count “FOR,” “AGAINST” or “ABSTAIN” votes. Abstentions with respect to Proposals 2 and 4 will be counted towards the vote total for the proposal and will have the same effect as “AGAINST” votes. Abstentions with respect to Proposal 3 will have no effect on the vote’s outcome. Broker non-votes will have no effect and will not be counted towards the vote total for Proposals 2 and 4.

How many votes are needed to approve each of the proposals? Provided that a quorum is present, approval of the proposals described in this proxy statement will require the following affirmative votes:

•	Proposal 1 - Election of our two nominees for Class III directors. The two nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected.

•

Proposal 2 - Approval of the 2018 Plan Amendment. This proposal must receive a “FOR” vote from the holders of a majority of the voting power present and entitled to vote either in person or by proxy on the proposal. If you “ABSTAIN” from voting, it will have the same effect as a vote “AGAINST.”

•

Proposal 3 - Advisory vote on the approval of Named Executive Officer compensation. Proposal 3 is an advisory vote; however, the Compensation Committee of the Company and the Board will consider the voting results on this proposal.

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Proposal 4 - Ratification of the selection of EisnerAmper LLP as the independent registered public accounting firm for the Company for our fiscal year ending December 31, 2021. This proposal must receive a “FOR” vote from the holders of a majority of the voting power present and entitled to vote either in person or by proxy on the proposal. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote.

What is the effect of abstentions? Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum and as votes “AGAINST” for purposes of determining the approval of Proposals 2 and 4 submitted to the stockholders for a vote. Abstentions with respect to Proposal 3 will have no effect on the vote’s outcome.

How will the Company representatives vote for me? The Company representatives, Nassim Usman, Ph.D., and Clinton Musil, or anyone else that they choose as their substitutes, have been chosen to vote in your place as your proxies at the Annual Meeting. The Company representatives will vote your shares as you instruct them. If you submit a proxy card and do not indicate how you want your shares voted, the Company representatives will vote as our Board recommends. If there is an interruption or adjournment of the Annual Meeting before the agenda is completed, the Company representatives may still vote your shares when the meeting resumes. If a broker holds your common stock, they will ask you for instructions and instruct the Company representatives to vote the shares held by them in accordance with your instructions.

Can I change my vote after I have returned my proxy card? Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. Accordingly, you may change your vote by submitting a proxy card prior to or at the Annual Meeting or by virtually voting in-person at the Annual Meeting. The later submitted vote will be recorded and the earlier vote revoked. You also may revoke your proxy by sending a notice of revocation to our Chief Financial Officer, Clinton Musil, which must be received prior to the Annual Meeting. If your shares are held by your broker, you should follow the instructions provided by your broker.

What constitutes a quorum for purposes of the Annual Meeting? To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person virtually or by proxy. As of the Record Date, 15,674,871 shares of our common stock must be represented in person virtually or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker) or if you virtually vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is not a quorum at the Annual Meeting, we may adjourn the meeting.

Who pays for this solicitation? The expense of preparing, printing and mailing this proxy statement and the accompanying material will be borne by the Company. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by directors, officers and regular employees of the company who will receive no additional compensation for those activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to beneficial owners.

What happens if other business not discussed in this proxy statement comes before the meeting? The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this proxy statement. If other business comes before the meeting and is proper under Delaware law, the Company representatives will use their discretion in casting all of the votes that they are entitled to cast.

Do I have Dissenters’ Rights of Appraisal? Catalyst stockholders do not have appraisal rights under Delaware law or under the governing documents of Catalyst with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting? Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the Annual Meeting. A copy of the final voting results will also be made available on the “Investors” page of our website at www.catalystbiosciences.com or can be obtained by contacting Clinton Musil, our Chief Financial Officer, at (650) 266-8657, or found on the SEC website at www.sec.gov.

Attending the Annual Meeting

How do I attend the Annual Meeting? The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CBIO2021. You will also be able to vote your shares electronically at the Annual Meeting.

If your shares are beneficially owned and you desire to vote online during the Annual Meeting

•

To participate and vote in the Annual Meeting, you will need to enter the 16-digit control number included on your Notice of Internet Availability, your proxy card or in the instructions that accompanied your proxy materials.

If your shares are in street name and you desire to vote online during the Annual Meeting

•	To participate and vote in the Annual Meeting, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the meeting.

The meeting webcast will begin promptly at 8:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:30 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website? If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number posted on www.virtualshareholdermeeting.com/CBIO2021.

Is there a list of stockholders entitled to vote at the Annual Meeting? The names of stockholders of record entitled to vote will be available for inspection during the virtual Annual Meeting at www.virtualshareholdermeeting.com/CBIO2021. In addition, for ten (10) days prior to the meeting, the names of stockholders of record entitled to vote will be available for inspection by stockholders for any purpose germane to the meeting between the hours of 9:00 a.m. and 5:00 p.m., local time, at our offices located at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080. Please send a written request to our Secretary at Catalyst Biosciences, Inc., 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080, or email investors@catbio.com to schedule an appointment. Due to COVID-19 and related government restrictions, our corporate offices may be subject to limited business hours and temporary closures.

Can I submit questions prior to the meeting? No, you can only submit questions during the meeting.

When are stockholder proposals due for next year’s annual meeting of the stockholders? Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our bylaws and the rules established by the SEC.

Under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if you want us to include a proposal in the proxy materials for our 2022 annual meeting of stockholders, we must receive the proposal at our executive offices not later than December 28, 2021.

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy materials. Stockholders must provide notice of any business that they wish to submit for consideration at the 2022 annual meeting to our executive offices no later than March 11, 2022 and no earlier than February 9, 2022. However, if the date of the 2022 annual meeting of stockholders advances by more than thirty (30) days or is delayed by more than sixty (60) days from June 9, 2022 (the first anniversary of the date of the Annual Meeting), the deadline will instead be not later than the close of business on the ninetieth (90th) day prior to such annual meeting or, if the first public disclosure of the date of such annual meeting is less than one hundred (100) days prior to such annual meeting, the close of business on the tenth (10th) day following such first public disclosure.

Proposals should be addressed to the attention of our Secretary at our principal executive offices at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080, and we suggest that it be sent by certified mail, return receipt requested. Any proposal that you submit must comply with SEC rules.

Whom can I contact for further information? If you would like additional copies, without charge, of this proxy statement or if you have questions about the Annual Meeting, the proposals, or the procedures for voting your shares, you should contact our Chief Financial Officer, Clinton Musil, at (650) 266-8657.

PROPOSAL 1 - ELECTION OF DIRECTORS

Pursuant to our certificate of incorporation and bylaws, our Board is divided into three classes with staggered three-year terms. The total number of authorized directors on our Board is currently fixed at seven. Two directors will serve as Class III directors whose terms will expire at the annual meeting of stockholders to be held in 2024.

Errol B. De Souza, Ph.D., and Sharon Tetlow, have been nominated to serve as Class III directors and have each elected to stand for re-election, and we have no reason to believe that any nominee will be unable to serve. Each director to be elected will hold office from the date of their election by the stockholders until the third subsequent annual meeting of stockholders or until his or her successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.

Stockholders cannot submit proxies voting for a greater number of persons than the two nominees named in this Proposal 1.

There are no family relationships between any of our directors, nominees or executive officers. There are also no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer.

Nominees for Class III Directors

Name	Age	Class	Position
Errol B. De Souza, Ph.D.	67	III	Compensation Committee Chair, Governance and Nominating Committee Member
Sharon Tetlow	61	III	Audit Committee Chair

Errol B. De Souza, Ph.D. served as a member of the board of directors of Targacept from 2004 until the completion of the merger in 2015. Since the completion of the merger, Dr. De Souza has served on our Board as a Class III director. Dr. De Souza is currently the Executive Chairman and a member of the board of directors of Bionomics Ltd, a biopharmaceutical company. Dr. De Souza also serves as a member of the board of directors for Royalty Pharma. Dr. De Souza has substantial experience as an executive in the biopharmaceutical industry. From March 2010 until January 2016, he served as President and Chief Executive Officer of Biodel Inc., a specialty pharmaceutical company, and from January 2017 until December 2019, he served as President, CEO and a member of the board of directors of Neuropore Therapies, Inc., a biotechnology company. Previously, Dr. De Souza also served as President and Chief Executive Officer of Archemix Corporation, a biopharmaceutical company, and as President and Chief Executive Officer of Synaptic Pharmaceutical Corp. until its sale to H. LundbeckA/S. Over Dr. De Souza’s career, he has served in a number of high-ranking research and development roles, including Senior Vice President and U.S. head of Research and Development for Aventis (now Sanofi-Aventis), Co-Founder, Executive Vice President of Research and Development and Director at Neurocrine Biosciences, Inc., and head of CNS Disease Research at DuPont Merck. Dr. De Souza received his B.A. (Honors) in Physiology and his Ph.D. in Neuroendocrinology from the University of Toronto and was postdoctoral fellow in Neuroscience at The Johns Hopkins University School of Medicine.

These experiences, together with his service as a director for other biopharmaceutical companies, enable Dr. De Souza to contribute valuable insight to the Board regarding pharmaceutical portfolio development and management from both large company and emerging company perspectives.

Sharon Tetlow has served as a member of our Board since January 15, 2020 as a Class III director. She also serves on the board and as audit committee chair of Valneva SE, a global vaccine company listed on Euronext Paris and as board member, audit committee chair and nominating and governance committee member of Dice Molecules, a private life sciences company in California. She is a board member of Altamont Pharma

Acquisition Corp, a biotech special purpose acquisition corporation. She has served as Managing Partner of Potrero Hill Advisors since January 2016. Potrero Hill Advisors provides strategic and operational financial support to life science companies through its team of chief financial officers and controllers. Ms. Tetlow was previously the Managing Director of Danforth Advisors, a firm that provides service offerings for life science companies, from April 2013 to December 2015. In connection with her role as managing partner of Potrero Hill Advisors, Ms. Tetlow and her team have led the finance function at numerous biotechnology companies. Ms. Tetlow received her B.S. in Psychology from University of Delaware and her M.B.A. from Stanford University.

Ms. Tetlow’s significant experience in corporate finance and strategic planning in the biotechnology and pharmaceutical industries, including her experience as board member or as chief financial officer of various publicly traded companies, qualify her to serve on the Board.

Continuing Directors

Name	Age	Class(1)	Position
Augustine Lawlor	64	I	Chairman of the Board, Audit Committee Member, Compensation Committee Member, Governance and Nominating Committee Member
Andrea Hunt	61	II	Governance and Nominating Committee Chair
Geoffrey Ling, M.D. Ph.D.	64	I	Compensation Committee Member
Nassim Usman, Ph.D.	61	II	President and Chief Executive Officer
Eddie Williams	65	I	Audit Committee Member

(1)	The terms of Class I directors will expire at the 2022 annual meeting. The terms of Class II directors will expire at the 2023 annual meeting.

Augustine Lawlor has served as a member of our Board since February 2006 and as Chairman of the Board since February 2018. Since August 2015, Mr. Lawlor has served on our Board as a Class I director. Since January 2016, Mr. Lawlor has served as Chief Operating Officer of Leap Therapeutics, Inc., an oncology company listed on Nasdaq. He has been a Managing Partner of HealthCare Ventures since 2000. From 1997 to 2000, he served as Chief Operating Officer of LeukoSite, Inc., a biotechnology company acquired by Millennium Pharmaceuticals Inc. in 1999. Mr. Lawlor was previously a management consultant with KPMG. He is currently a director of Cardiovascular Systems, Inc. and PainReform Ltd, which are listed on Nasdaq, and LayerBio, Inc. Mr. Lawlor received his Master’s in Public and Private Management from Yale University.

Mr. Lawlor brings an important insight and knowledge to the Board based on his experience as a successful venture capitalist, service on the boards of public and private companies, and roles in commercial and business development in the pharmaceutical and biotechnology industries.

Andrea Hunt has served on our Board as a Class II director since October 2017. Ms. Hunt served as the Vice President of New Product Gene Therapy, Neuroscience, Oncology and Ophthalmology with Shire from June 2016 until June 2017, where she developed and integrated disease area strategies for Shire’s gene therapy platform, Neuroscience, Oncology and Ophthalmology franchises. She previously served as the Vice President - Global Franchise Head for Blood Disorders with Baxalta from June 2015 to June 2016 before it was acquired by Shire. From 1988 to 2015, Ms. Hunt served in various roles with Baxter Healthcare, most recently as Vice President - Lead BAX855 and Gene Therapy in the Biosciences division from 2014 to June 2015. Ms. Hunt serves on the board of OX2 Therapeutics, and is an advisor to Cell One Partners. She previously served as a board member of the Alliance for Regenerative Medicine and was an advisor to the Angiogenesis Foundation.

She also previously served on the Ryan Banks Academy board. Ms. Hunt received her M.B.A. from the University of Michigan at Ann Arbor and her B.S. in Hospital Dietetics and B.A. in Foods & Nutrition from the University of Illinois at Urbana-Champaign.

Ms. Hunt’s breadth of experience with pharmaceutical and biotechnology companies, together with her service as a director for another biopharmaceutical company, make her suited to serve on the Board.

Geoffrey Ling, M.D., PhD., has served as a member of our Board since January 2020 as a Class I director. Dr. Ling has been Professor of Neurology and Attending Neuro Critical Care Physician at Johns Hopkins Medical Institutions since 2000 and the Emeritus Professor of Neurology, Uniformed Services University of the Health Science since 2017. He has also been Vice-Chair of Research in the Department of Clinical Neurosciences at Inova Fairfax Medical Center, Fairfax, Virginia since 2017. In September 2016, he co-founded Predigen, Inc., a molecular diagnostics company, and since January 2016, he has served as the Chief Executive Officer of On Demand Pharmaceuticals, Inc., a company that he founded in 2016. He also serves on the boards of Photonics 657 and Ned Biosystems. Dr. Ling served as the Director of the Defense Advanced Research Projects Agency (DARPA) Biological Technologies Office from 2004 to 2015. Dr. Ling received a B.S. in Biology and History from Washington University, a Ph.D. in Pharmacology from Cornell University - Graduate School of Medical Sciences and an M.D. from Georgetown University School of Medicine.

Dr. Ling’s experience in the healthcare industry as an executive in the pharmaceutical industry, drug development and research work for both medical and academic institutions qualify him to serve on the Board.

Nassim Usman, Ph.D., served as Chief Executive Officer and a member of the board of directors of Catalyst Bio from February 2006 until the completion of the merger in August 2015. Since the merger, Dr. Usman has served as our President and Chief Executive Officer and as a Class III director. Effective immediately prior to the Annual Meeting, Dr. Usman was reclassified as a Class II director. Dr. Usman is currently a Venture Partner at Morgenthaler Ventures. Prior to joining Morgenthaler in 2005, he was Senior Vice President and Chief Operating Officer at Sirna Therapeutics Inc., which was subsequently acquired by Merck, from 2004 to 2005, and held various R&D positions at both Sirna and Ribozyme Pharmaceuticals, including Vice President of R&D and Chief Scientific Officer, from 1992 to 2004. During his industrial career, Dr. Usman has overseen the entry of several drugs into clinical development, completion of multiple licensing deals with pharmaceutical and biotechnology companies and raised capital in both private and public financings. Prior to moving into the private sector in 1992, Dr. Usman was an NIH Fogarty and NSERC Postdoctoral Fellow and Scientist in the Departments of Biology and Chemistry at the Massachusetts Institute of Technology from 1987 to 1992. He has authored more than 70 scientific articles and is the named inventor in 130 issued patents and patent applications. Dr. Usman is a past director of Mosaic Biosciences, Principia Biopharma, Osprey Pharmaceuticals, Archemix Corporation and atugen AG (now Silence Therapeutics) and served on the science advisory boards of RXi Pharmaceuticals and Noxxon Pharma AG. He received his B.Sc. (Honours) and Ph.D. in Organic Chemistry from McGill University. In his doctoral dissertation, he developed a method for the solid-phase synthesis of RNA that is widely used in science and in two marketed RNA products (Macugen™ & Onpattro™).

Dr. Usman’s role as our President and Chief Executive Officer and extensive experience and innovations in the field of biotechnology, particularly with companies engaged in clinical drug development, enable him to bring a unique perspective to the Board. In addition, Dr. Usman’s academic expertise and accomplishments provide the Board with in-depth product and field knowledge.

Eddie Williams has served on our Board as a Class I director since January 2018. From 2006 to January 2017, Mr. Williams served as Senior Vice President of biopharmaceuticals at Novo Nordisk Inc., a global healthcare company, where he was responsible for the general management of all aspects of the biotechnology business for the U.S. in three therapeutic areas, including hemophilia. From 2003 to 2006, Mr. Williams was Vice President of sales in the Respiratory and Dermatology Business Unit at Novartis Pharmaceuticals Corp., a global healthcare company, where he ran all sales aspects of the respiratory and dermatology businesses. Prior to Novartis

Pharmaceuticals Corp., Mr. Williams held numerous sales and marketing positions of increasing responsibility at Pharmacia & Upjohn Company, a global pharmaceutical company that was acquired by Pfizer in 2002. Mr. Williams served as Special Advisor to the CEO at Ascendis Pharma from March 2020 to August 2020. Additionally, he has served as interim US Chief Commercial Officer at Ascendis Pharma since August 2020. Mr. Williams has also been recognized as Industry Leader of the Year by the National Hemophilia Foundation and chaired fundraising for the Boys & Girls Club of Trenton/Mercer County. Mr. Williams received his B.S. in biology and chemistry from Marshall University.

Mr. Williams brings valuable experience and insight into the hemophilia market and the pharmaceutical business.

Required Vote

The two nominees receiving the highest number of affirmative “FOR” votes shall be elected as Class III Directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for such nominee will instead be voted for the election of a substitute nominee proposed by our Board and its Governance and Nominating Committee. Under applicable rules, brokers are prohibited from giving proxies to vote on elections of directors unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to the two nominees in this Proposal 1 if you want your broker to vote your shares on the matter. Otherwise, your shares will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote.

Recommendation

The Board recommends a vote FOR each nominee named in Proposal 1.

CORPORATE GOVERNANCE

Board and Leadership Structure

In accordance with our certificate of incorporation and bylaws, the Board currently consists of seven directors. The Board is currently divided into three staggered classes, with one class to be elected at each annual stockholders’ meeting of the Company to serve for a three-year term. The term of the Class III directors is set to expire upon the election and qualification of successor directors at the Annual Meeting, and the terms of the Class I and Class II directors will expire upon the election and qualification of successor directors at the annual stockholders’ meetings in 2022 and 2023, respectively.

As of immediately prior to the Annual Meeting, our directors will be divided among the three classes as follows:

•	Class I directors (term ending at the annual meeting to be held in 2022): Augustine Lawlor, Geoffrey Ling, M.D. Ph.D., and Eddie Williams;

•	Class II directors (term ending at the annual meeting to be held in 2023): Andrea Hunt and Nassim Usman, Ph.D.; and

•	Class III directors (term ending at the Annual Meeting): Errol B. De Souza, Ph.D., and Sharon Tetlow.

There are no family relationships among any of our current directors and executive officers, and there are no family relationships among any of the proposed directors.

The Board and each of its committees are chaired by directors whom the Board has determined meet the applicable listing standards of Nasdaq.

The roles of Chief Executive Officer and Chairman of the Board are held by separate individuals. This separation of roles enables our Chief Executive Officer to focus on his core responsibility of leading and managing our operations and day-to-day performance, consistent with strategic direction provided by the Board, and our Chairman of the Board to focus on leading the Board in its fundamental role of providing guidance to, and independent oversight of, our management.

Director Independence

Nasdaq’s listing standards and Catalyst’s Corporate Governance Guidelines require that the Board consist of a majority of independent directors, as determined under the applicable Nasdaq listing standard. The Board, consistent with the determination of its Governance and Nominating Committee, has determined that each of Mr. Lawlor, Ms. Hunt, Mr. Williams, Dr. De Souza, Ms. Tetlow and Dr. Ling qualify as an independent director. In addition, as further required by Nasdaq rules, the Board, consistent with the determination of its Governance and Nominating Committee, has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by our directors and us with regard to each director’s business and personal activities as they may relate to us and our management.

Role of the Board in Risk Oversight

The Board is involved in our risk oversight in multiple ways. For example, in determining whether and under what circumstances we will engage in financing transactions or enter into strategic alliances and collaborations, the Board is involved in our management of risks related to our financial condition or of the risks inherent in drug development and commercialization. In addition, the Board routinely receives at its meetings business updates from various members of management. These updates may identify matters that have emerged within that member of management’s scope of responsibility that involve operational, financial, legal or regulatory risks and, in these cases, the Board’s risk oversight role is to provide guidance to management.

The Board also exercises a risk oversight role through its Audit Committee, Compensation Committee and Governance and Nominating Committee, each of which is structured to include only independent directors and is separately chaired. Each such committee provides regular reports of its actions to the full Board. In particular, as noted above, the Audit Committee is responsible for discussing our exposure to material risks and the adequacy of our risk management activities with management and our independent registered public accounting firm. The Audit Committee’s primary emphasis is financial risk, including our internal control over financial reporting, and it reviews information received from our independent registered public accounting firm as to the effectiveness of our internal control over financial reporting and from other third parties in support of management’s assessment of the effectiveness of our internal control over financial reporting. The Audit Committee also oversees our management of exposure to certain financial risks through its periodic review of our investment policy and the allocation of our investment portfolio. Beyond the Audit Committee, the Compensation Committee is responsible for considering whether our compensation programs and practices are reasonably likely to have a material adverse effect on us.

Contacting the Board of Directors

The Board will receive and review written communications submitted by stockholders to the attention of the Board. The Chairperson of the Governance and Nominating Committee is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as she considers appropriate.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board, c/o Clinton Musil, Chief Financial Officer, Catalyst Biosciences, Inc., 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080. Mr. Musil will forward all communications addressed to the Board to the Chairperson of the Governance and Nominating Committee. You should indicate on your correspondence that you are a Catalyst stockholder.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that address a number of matters applicable to directors, including, as examples, independence, qualification standards, compensation, conduct and frequency of meetings, executive sessions and management evaluation and succession. You can find our Corporate Governance Guidelines on the “Investors” page of our website, www.catalystbiosciences.com, under the “Corporate Governance” tab.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. Our Code of Business Conduct and Ethics is available on the investors section of our website (at www.catalystbiosciences.com) under the heading “Governance Highlights.” If we make any substantive amendments to our Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on the investors section of our website at www.catalystbiosciences.com under the heading “Governance Highlights.” We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the address and location specified above.

The Board and its Committees

In 2020, the Board met seven (7) times. Each of our directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served. Our Corporate Governance Guidelines provide that our directors are also expected to attend annual meetings of stockholders. Six (6) of our directors attended the 2020 annual meeting of stockholders. The Board currently has the following standing committees: an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee.

Audit Committee

Catalyst’s Audit Committee generally assists the Board in its oversight of Catalyst’s accounting, financial reporting and internal control functions, the audit of Catalyst’s financial statements and internal control over financial reporting and the review of Catalyst’s interim financial statements. In 2020, the Audit Committee met seven (7) times. The Audit Committee has a written charter approved by the Board that is compliant with the standards of Nasdaq. A copy of the Audit Committee charter is available on the investors section of our website (at www.catalystbiosciences.com) under the heading “Governance Highlights.” The responsibilities and activities of the Audit Committee are described in greater detail in the “Report of the Audit Committee” and include the following:

•

the appointment, compensation, retention and oversight of any independent registered public accounting firm that Catalyst engages to issue an audit report, or to perform other audit, review or attest services, for its financial statements, and evaluating auditor independence;

•

receiving and reviewing reports of management and the independent registered public accounting firm regarding the annual audit process, as well as the review process for its interim financial statements;

•	reviewing with management significant accounting issues, policies relating to its financial statements and its cash management program;

•	discussing with management and the independent registered public accounting firm its exposure to material risks and the adequacy of its risk management activities;

•	reviewing management’s assessment of the effectiveness of, and its independent registered public accounting firm’s report on, its internal control over financial reporting;

•	monitoring the rotation of partners of the independent registered public accounting firm on our engagement team as required by law;

•	approving, to the extent required by applicable law or Nasdaq listing standards or by its related person transactions policy, related person transactions;

•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters;

•	responding to any report of evidence of a material violation of the securities laws or breach of fiduciary duty that it receives; and

•	preparing the report of the audit committee required by applicable SEC rules to be included in its annual proxy statement.

In 2020, the Audit Committee consisted of Ms. Tetlow, who served as Chairperson, and Messrs. Lawlor and Williams. After the Annual Meeting, the Audit Committee will be comprised of Messrs. Lawlor and Williams, and Ms. Tetlow, with Ms. Tetlow continuing to serve as our Audit Committee Chairperson. As required by the Nasdaq rules, the members of the Audit Committee each qualify as “independent” under special standards established for members of audit committees. To qualify as “independent” to serve on the Audit Committee, the Nasdaq rules and the applicable rules of the SEC require that a director does not accept any consulting, advisory, or other compensatory fee from Catalyst, other than for service as a director, or be an affiliated person of the Company. The Board has concluded that the current composition of the Audit Committee meets the requirements for independence under the rules and regulations of Nasdaq and of the SEC. In accordance with SEC rules, the Audit Committee also includes at least one member who is determined by the Board to meet the qualifications of an “audit committee financial expert.” Mr. Lawlor and Ms. Tetlow are directors who have been determined by the Board to be the audit committee financial experts. The designation does not impose upon Mr. Lawlor or Ms. Tetlow any duties, obligations or liability that are greater than are generally imposed on them as members of the Audit Committee and the Board, and their designation as audit committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Compensation Committee

In 2020, the Compensation Committee met three (3) times. The Compensation Committee has a written charter approved by the Board that is compliant with the standards of the Nasdaq. The Compensation Committee reviews and reassesses the adequacy of its charter on an annual basis. A copy of the Compensation Committee charter is available on the investors section of our website (at www.catalystbiosciences.com) under the heading “Governance Highlights.” The responsibilities of the Compensation Committee include the following:

•	reviewing periodically Catalyst’s compensation philosophy and the adequacy of compensation plans and programs for its executive officers and other employees;

•

the appointment, compensation and oversight of any compensation expert, legal counsel or other adviser that the Compensation Committee determines to engage and the consideration of factors relevant to such expert’s, counsel’s or adviser’s independence;

•	reviewing the performance of its Chief Executive Officer and establishing the compensation of all of its executive officers;

•	approving employment, severance and change in control agreements, and any amendments, for Catalyst’s executive officers;

•

administering (or overseeing the administration of) Catalyst’s stock option and other equity-based plans and other employee benefit and incentive plans, to the extent consistent with their respective terms;

•	assessing annually any risks associated with its compensation policies and practices;

•

reviewing and discussing with management its Compensation Discussion and Analysis disclosure and formally recommending to the Board that it be included in its Annual Report on Form 10-K (either directly or by incorporation by reference to its annual proxy statement), to the extent required of the Company;

•

making a recommendation to the Board with respect to the Board’s recommendation to its stockholders on any proposal that its stockholders approve the compensation of its Named Executive Officers on an advisory basis;

•

making a recommendation to the Board, at least once every six years, whether to submit the compensation of its Named Executive Officers to an advisory vote of its stockholders every one, two or three years;

•

preparing the report of the Compensation Committee required by applicable SEC rules to be included in its Annual Report on Form 10-K (either directly or by incorporation by reference to its annual proxy statement);

•	periodically evaluating and making recommendations to the Board concerning the compensation of non-employee directors; and

•	form and delegate authority to subcommittees when it considers appropriate.

In 2020, the Compensation Committee consisted of Dr. De Souza, who served as Chairperson, Mr. Lawlor and Dr. Ling. After the Annual Meeting, the Compensation Committee will be comprised of Dr. De Souza, Mr. Lawlor and Dr. Ling, with Dr. De Souza continuing to serve as our Compensation Committee Chairperson.

To qualify as independent to serve on the Compensation Committee, the Nasdaq rules require a director not to accept any consulting, advisory, or other compensatory fee from the Company, other than for service on the Board, and that the Board consider all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to, the source of compensation of such director, and whether such director is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company. The Board has concluded that the composition of the Compensation Committee meets the requirements for independence under the rules and regulations of Nasdaq and of the SEC.

In addition, the Compensation Committee, from time to time, retains independent compensation consultants to assist it with assessing the competitiveness of executive and Board compensation. In 2020, the Compensation Committee retained Radford, an Aon Hewitt company (“Radford”), as an independent compensation consultant. The Compensation Committee determined, based on its review of all relevant factors, including those set forth in Rule 10C-1b(4)(i) through (iv) under the Exchange Act, that the work of Radford has not created any conflict of interest.

Historically, our Chief Executive Officer makes recommendations to the Compensation Committee, and is involved in the determination of compensation for the respective executive officers that report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation.

Compensation Committee Interlocks and Insider Participation

None of the directors who served on our Compensation Committee during the fiscal year ended December 31, 2020 was an officer within the meaning of Rule 3b-2 under the Exchange Act, or an employee of the Company during or prior to the fiscal year ended December 31, 2020 nor did any of such directors have any relationship during the past year that would have been required to be disclosed pursuant to Item 404 of Regulation S-K. None of our executive officers currently serve, or in the past year have served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more executive officers serving on our Board or Compensation Committee.

Governance and Nominating Committee

During 2020, the Governance and Nominating Committee consisted of Ms. Hunt, who served as Chairperson, Dr. De Souza and Mr. Lawlor. After the Annual Meeting, the Governance and Nominating Committee will be comprised of Dr. De Souza, Ms. Hunt and Mr. Lawlor, with Ms. Hunt continuing to serve as our Governance and Nominating Committee Chairperson. In 2020, the Governance and Nominating Committee met three (3) times. As required by the Nasdaq rules, the members of the Governance and Nominating Committee each qualified as “independent” under special standards established by Nasdaq for members of the committee. The Governance and Nominating Committee has a written charter approved by the Board that is compliant with the standards of Nasdaq. A copy of the Governance and Nominating Committee charter is available on the investors section of our website (at www.catalystbiosciences.com) under the heading “Governance Highlights.” The responsibilities of the Governance and Nominating Committee include the following:

•

identifying individuals qualified to serve as directors and committee members, recommending to the Board nominees for election at its annual stockholders’ meetings and recommending to the Board individuals to fill vacancies on the Board;

•	making recommendations to the Board concerning the criteria for membership on the Board and the size, composition, chairmanship and compensation of the Board and its committees;

•	considering whether and how it takes into account diversity in identifying nominees;

•	monitoring and making recommendations to the Board regarding corporate governance matters;

•	advising the Board on corporate governance matters generally; and

•	conducting an annual review of the performance of the Board and its committees.

Although our Board does not maintain a specific policy with respect to board diversity, our Board believes that the Board should be a diverse body and the Governance and Nominating Committee operates based on the belief that the backgrounds and qualifications of the directors as a group provide a significant breadth and diversity of experience, knowledge and abilities. In considering whether to recommend any particular candidate for inclusion in Catalyst’s slate of recommended nominees, the Governance and Nominating Committee applies certain criteria found in the Corporate Governance Guidelines. In particular, each nominee should possess:

•	a reputation for integrity, honesty and adherence to high ethical standards;

•	sound judgment and a willingness and ability to contribute positively to decision-making processes;

•	a commitment to understand Catalyst and its industry and to regularly attend and participate in meetings of the Board and, as applicable, its committees;

•

the interest in and ability to understand sometimes conflicting interests of various constituencies, such as stockholders, employees, governmental or regulatory bodies, creditors and the general public, and to act in the interests of all stockholders; and

•	no actual or apparent conflict of interest that would impair the ability to represent the interests of all stockholders and to fulfill the responsibilities of a director.

The Governance and Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for a nominee.

The Governance and Nominating Committee recommends to the Board individuals to be nominated for election as directors. In considering an incumbent director as a nominee, the Governance and Nominating Committee considers his or her prior contributions to the functioning of the Board and, as applicable, its committees. The Governance and Nominating Committee may also receive recommendations for nominees from members of the Board or management and may from time to time engage a third-party search firm to help identify potential nominees. If a candidate is identified, the Governance and Nominating Committee evaluates his or her qualifications and other biographical information, taking into account the backgrounds and qualifications of the continuing members of the Board and the criteria included in Catalyst’s Corporate Governance Guidelines. Members of the Governance and Nominating Committee and the Chief Executive Officer then interview the candidate or, if multiple candidates are identified, select candidates for further consideration. Following discussion of the candidates identified and evaluated, the Governance and Nominating Committee recommends to the Board a list of nominees for election.

Stockholders may recommend individuals for consideration by the Governance and Nominating Committee as potential nominees for director by submitting their names, together with a comprehensive written resume of each potential nominee’s business experience and background and a signed consent stating that he or she is willing to be considered as a nominee and, if nominated and elected, will serve as a director, to Governance and Nominating Committee of the Board of Directors, c/o Clinton Musil, Chief Financial Officer, Catalyst Biosciences, Inc., 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080. The submission must also include a statement as to whether the stockholder, or, if the recommendation is being made by a group of stockholders, whether the group of stockholders, beneficially owned our common stock as of the date the recommendation is made. Assuming that the required information has been provided by the deadline that applies for stockholder proposals to be included in the proxy materials for our 2022 annual meeting of stockholders as specified above under “When are stockholder proposals due for next year’s annual meeting of the stockholders?” the committee will evaluate stockholder-recommended candidates using substantially the same process and applying substantially the same criteria as described above.

At the Annual Meeting, stockholders will be asked to consider the election of Dr. De Souza and Ms. Tetlow, each of whom currently serves on the Board. Dr. De Souza and Ms. Tetlow were recommended to the Board for nomination by the current Governance and Nominating Committee.

Report of the Audit Committee

The material in this Report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Catalyst Biosciences, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2020 and discussed these consolidated financial statements with the Company’s management and with EisnerAmper LLP, the Company’s independent registered public accounting firm.

The Company’s management is responsible for the preparation of the Company’s consolidated financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control for that purpose. The Company’s independent registered public accounting firm is responsible for conducting an independent audit of the Company’s annual consolidated financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.

The Audit Committee has also discussed with EisnerAmper LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with EisnerAmper LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Commission.

By the Audit Committee

Sharon Tetlow, Chair

Augustine “Gus” Lawlor

Eddie Williams

Certain Relationships and Related Party Transactions

Described below are the transactions and series of similar transactions since January 1, 2019 in which:

•

transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

•

any of the directors, executive officers, holders of more than 5% of capital stock (sometimes referred to as “5% stockholders” below) of the Company or any member of their immediate family had or will have a direct or indirect material interest (other than transactions described under the heading “Executive Compensation”).

Policies and Procedures Regarding Related Party Transactions

The Board has adopted a written policy pursuant to which each actual or proposed financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or series of similar financial transactions, arrangements or relationships, other than specified employment and compensatory matters, in which (i) the Company was or would be a participant, (ii) the amount involved exceeds $120,000 and (iii) a “related person” (as defined under Item 404 of Regulation S-K) has a direct or indirect material interest, is submitted to the Audit Committee for its review and approval or, if applicable, ratification. These transactions, arrangements or relationships are known as “related person transactions.”

Under the policy, our Chief Financial Officer and outside counsel consult regarding any proposed transaction, arrangement or relationship that is identified as a possible related person transaction. If they determine the Company desires to proceed with the proposed transaction, arrangement or relationship and the outside counsel determines, based on available information, that the proposed transaction may constitute a related person transaction, it is submitted to the Audit Committee for its consideration. The Audit Committee is to consider all available relevant facts and circumstances, including the benefits to the Company, the impact on a director’s independence in the event the related person is a director (or a family member or entity affiliated with a director), the availability of other sources for comparable products or services, the proposed terms and the terms available to or from parties that are not related persons. Absent special circumstances, the Audit Committee may approve only those related person transactions that it determines to be in or not contrary to the best interests of the Company and its stockholders. No member of the Audit Committee may participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

Strategic Research Collaboration with Mosaic Biosciences, Inc. (“Mosaic”)

On October 24, 2017, the Company announced a strategic research collaboration with Mosaic to develop intravitreal anti-complement factor 3 (C3) products for the treatment of dry Age-related Macular Degeneration (AMD) and other retinal diseases. On December 21, 2018, the Company amended its collaboration agreement with Mosaic to, among other things, include certain additional products. In consideration for its co-funded research, Mosaic is entitled to a low double-digit percentage of funds the Company receives from any C3 collaboration. Mosaic is also entitled to sublicense fees and/or research and development and commercial milestones and royalties on one non-C3 complement product. On December 18, 2019, the Company entered into the second amendment to the Mosaic collaboration agreement following completion of the co-funded research. Pursuant to the second amendment, any future services provided by Mosaic will be performed on a fee-for-service basis. In connection with the Biogen Agreement, the Company received a $15.0 million upfront license fee on January 10, 2020. The Company paid Mosaic a $3.0 million sublicense fee.

On May 8, 2020, the Company entered into a subsequent amendment to the Mosaic collaboration agreement. As part of this amendment, the Company paid a one-time $0.8 million cash payment to Mosaic, and Mosaic is eligible to receive up to $4.0 million in potential future milestone payments related to regulatory and clinical development events for CB 2782-PEG and an additional anti-complement product candidate in lieu of the Company’s obligations to pay Mosaic a double-digit percentage of funds the Company receives from Biogen or any other amounts the Company receives related to sublicense fees, research and development payments, or any other research, regulatory, clinical or commercial milestones and royalties on any other development candidates. The Company now owns one hundred percent of all future payment streams related to these product candidates. Dr. Usman, our Chief Executive Officer and a member of our Board, and Mr. Lawlor, a managing director of HealthCare Ventures VIII, L.P. and a member of our Board, were members of the board of directors of Mosaic. Mr. Lawlor may be deemed to indirectly beneficially own all of the shares of Mosaic held by Healthcare Ventures VIII, L.P. As of June 30, 2020, Dr. Usman and Mr. Lawlor no longer serve on the board of directors of Mosaic. The Mosaic collaboration was reviewed by disinterested members of our Board and approved by our Audit Committee.

Executive Compensation and Employment Arrangements

Please see “Executive Compensation” for information on compensation arrangements with our executive officers and agreements with, and offer letters to, our executive officers containing compensation and termination provisions, among others.

Indemnification Agreements

The Company has entered into indemnification agreements with each of its directors and with each executive officer. Pursuant to the indemnification agreements, the Company has agreed to indemnify and hold harmless these directors and officers to the fullest extent permitted by the Delaware General Corporation Law. The agreements generally cover expenses that a director or officer incurs or amounts that a director or officer becomes obligated to pay because of any proceeding to which he or she is made or threatened to be made a party or participant by reason of his or her service as a current or former director, officer, employee or agent of the Company. The agreements also provide for the advancement of expenses to the directors and officers subject to specified conditions. There are certain exceptions to the Company’s obligation to indemnify the directors and officers, including any intentional malfeasance or act where the director or officer did not in good faith believe he or she was acting in the Company’s best interests, with respect to “short-swing” profit claims under Section 16(b) of the Exchange Act and, with certain exceptions, with respect to proceedings that he or she initiates.

EXECUTIVE COMPENSATION

Executive Officers

Our executive officers as of April 12, 2021, their positions and their respective ages on that date are:

Name	Age	Position
Nassim Usman, Ph.D.	61	President and Chief Executive Officer

Clinton Musil	40	Chief Financial Officer

Howard Levy, M.B.B.Ch., Ph.D., M.M.M	67	Chief Medical Officer

Our executive officers serve at the discretion of the Board, subject to rights, if any, under contracts of employment. There are no family relationships among any of our current directors and executive officers.

Biographical information for Dr. Usman is provided in Proposal 1 - Election of Directors under the heading “Continuing Directors.”

Clinton Musil has served as our Chief Financial Officer since July 1, 2020. Mr. Musil previously held the position of Chief Business Officer at Personalis Inc. (“Personalis”), where he helped build a pipeline and rapidly scale revenue as well as complete Personalis’ initial public listing. Prior to Personalis, Mr. Musil was a member of the executive management team at ARMO Biosciences, where he oversaw its initial public offering and $1.6 billion sale to Eli Lilly. In addition to his operational experience, Mr. Musil brings an extensive background in healthcare investing and investment banking. Earlier in his career, Mr. Musil served in various positions at Gilead Sciences, Inc. and Sanofi S.A. Mr. Musil received a B.S. in Molecular and Cellular Biology from the University of Arizona and an M.B.A. from Harvard Business School.

Howard Levy, M.B. B.Ch., Ph.D., M.M.M., joined us as our Chief Medical Officer in April 2016. Prior to joining us, from 2010 through April 2016, Dr. Levy had served as either a Chief Medical Officer or a consultant with various public and private biotechnology companies on clinical and drug development strategy and execution. In addition, Dr. Levy was the Senior Global Medical Program Director at the global biotechnology company CSL Behring in 2013, and he was the Senior Vice President and Chief Medical Officer at Inspiration Biopharmaceuticals, a company solely focused on innovation in hemophilia, in 2012. From 2008 to 2011, he served as Chief Medical Officer at Sangart, Inc., which was developing pegylated hemoglobin as an oxygen therapeutic agent and a treatment for sickle cell crisis. Prior to Sangart, from 2006 to 2008, Dr. Levy was Associate Vice President, Clinical Research, Medical and Regulatory Affairs at Novo Nordisk, a global healthcare company, and was responsible for a number of clinical research programs, including recombinant Factor VIIa. Earlier in his career, Dr. Levy was Clinical Research Physician and Medical Director, Acute Care in the U.S. Medical Division of Eli Lilly and Company, a pharmaceutical company, supporting post-marketing clinical trials and medical affairs for recombinant Activated Protein C (Xigris) in severe sepsis and antiplatelet agents ReoPro and prasugrel. He was also Chief of Critical Care Medicine at the University of New Mexico in Albuquerque for 11 years. Dr. Levy received his M.B. B.Ch and Ph.D. degrees from the University of the Witwatersrand in Johannesburg, South Africa and his M.M.M. from Carnegie Mellon University’s H. John Heinz III College.

Executive Compensation Table

We refer to Dr. Usman, Dr. Levy and Mr. Musil, collectively, as our Named Executive Officers. Dr. Usman was our Chief Executive Officer and Mr. Musil and Dr. Levy were our next two highest compensated executive officers serving as of December 31, 2020.

Summary Compensation Table

The following table shows for the fiscal years ended December 31, 2020 and 2019 compensation awarded to or paid to our Named Executive Officers.

Name and principal position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Nassim Usman, Ph.D. President and Chief Executive Officer	2020	574,244	640,437	178,750	16,191	1,409,622
	2019	524,832	455,364	211,560	7,109	1,198,865
Clinton Musil(4) Chief Financial Officer	2020	197,691	696,142	66,490	6,589	966,912

Howard Levy, M.B.B.Ch., Ph.D., M.M.M Chief Medical Officer	2020	450,348	249,670	112,342	14,349	826,709
	2019	419,500	199,279	110,000	4,239	733,018

(1)

The amounts in this column reflect the aggregate grant date fair value of restricted stock awarded during the year calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Compensation-Stock Compensation (Topic 718), or ASC 718, disregarding the potential for forfeitures, regardless of the period in which the corresponding compensation expense was recorded in accordance with ASC 718.

(2)	These amounts reflect bonuses earned by Drs. Usman and Levy and Mr. Musil based upon our achievement of certain product development and business objectives.
(3)	The amounts in this column for Drs. Usman and Levy for 2020 and 2019 and Mr. Musil for 2020 represent payment of life insurance premiums.
(4)	Mr. Musil commenced service with the Company on July 1, 2020.

Employment Agreements

Each of our currently serving Named Executive Officers (except Mr. Musil who commenced service with the Company on July 1, 2020) is party to an amended and restated employment agreement with us (as described below), as well as a standard confidential information and/or inventions assignment agreement, under which each of Dr. Usman, Mr. Musil and Dr. Levy agreed not to disclose our confidential information. In August 2018, we entered into amended and restated employment agreements with Dr. Usman and Dr. Levy. The employment agreements were amended and restated in order to, among other things, harmonize the provisions relating to: (i) severance without cause or as a result of constructive termination during the applicable change in control protection periods; and (ii) severance without cause or as a result of constructive termination during the applicable post-change in control severance periods. Other than as described herein, the material terms of the employment agreements, as previously disclosed by us, have not been revised.

Our Board or the Compensation Committee reviews each Named Executive Officer’s base salary and target bonus opportunity from time to time to ensure compensation adequately reflects the Named Executive Officer’s qualifications, experience, role and responsibilities.

Nassim Usman

Under our amended and restated employment agreement with Dr. Nassim Usman, our President and Chief Executive Officer Dr. Usman is entitled to an annual base salary, which is $550,000 for the fiscal year ended December 31, 2020 and will also have the opportunity to earn an annual performance-based bonus of 50% of his base salary. Dr. Usman’s base compensation and bonus eligibility were set by the Compensation Committee based on a review of comparable company data and an assessment of Dr. Usman’s individual performance. Dr. Usman is eligible to participate in our employee benefit plans including, but not limited to, our life, disability, medical, dental and vision insurance plans, our 2018 Employee Stock Purchase Plan (our “ESPP”), our 401(k) plan and our Section 125 Flexible Spending Account plan.

The amended and restated employment agreement provides that if Dr. Usman’s employment is terminated without “cause” (as defined in the agreement) or as a result of “constructive termination,” (as defined in the agreement) in each case outside of the “Change in Control Protection Period” (as defined below), he shall be entitled to receive, subject to certain conditions described in Dr. Usman’s amended and restated employment agreement, the following:

•	continued base salary for twelve (12) months after the termination (the “Usman Severance Period”);

•	accelerated vesting of options that would otherwise have vested during the Usman Severance Period; and

•	payment by the Company of the same portion of his monthly premium under COBRA as it pays for active employees until the close of the Usman Severance Period.

In addition, if Dr. Usman’s employment is terminated without “cause” or as a result of “constructive termination,” in each case during the six (6) month period prior to or the eighteen (18) month period following a “change in control” (as defined in the Company’s 2018 Omnibus Incentive Plan, as amended from time to time, the “Change in Control Protection Period”), Dr. Usman would be eligible to receive, subject to certain conditions described in Dr. Usman’s amended and restated employment agreement, the following:

•

severance payments, equal to the sum of (a) 150% of his annual base salary and (b) 150% of his maximum annual performance-based bonus, paid in equal installments for eighteen (18) months after the termination (the “Usman Post-COC Severance Period”);

•	accelerated vesting of 100% percent of any unvested options; and

•	payment by the Company of the same portion of his monthly premium under COBRA as it pays for active employees until the close of the Usman Post-COC Severance Period.

Clinton Musil

Under our offer letter with Mr. Musil, our Chief Financial Officer, Mr. Musil is entitled to an annual base salary, which is $395,000 for the fiscal year ended December 31, 2020. Mr. Musil will also have the opportunity to earn an annual performance-based bonus of 40% of his base salary. Mr. Musil’s base compensation and bonus eligibility were set by the Compensation Committee based on a review of comparable company data and an assessment of Mr. Musil’s individual performance. Further, as an inducement to his service with the Company, Mr. Musil was awarded options to purchase 140,000 shares of our common stock at an exercise price per share equal to the fair market value on the date of grant, one quarter of which vested at the one-year anniversary of his July 1, 2020 start date, and the remainder of which is vesting monthly at the rate of 1/48 of the total number of shares per month, subject to acceleration as set forth below. In the event that the Company terminates Mr. Musil’s employment for any reason, he will have three months following his termination to exercise the vested portion of these options, except in the case of death or disability, for which he will have one year to exercise such options. Mr. Musil is eligible for our employee benefit plans including, but not limited to our life, disability, medical, dental and vision insurance plans, our ESPP, our 401(k) plan and our Section 125 Flexible Spending Account plan.

The offer letter provides that if Mr. Musil’s employment is terminated without “cause” (as defined in the agreement) or as a result of “constructive termination,” (as defined in the agreement) in each case outside of the Change in Control Protection Period, Mr. Musil would be eligible to receive, subject to certain conditions described in the offer letter, the following:

•	continued base salary for nine (9) months after the termination (the “Musil Severance Period”);

•	accelerated vesting of options that would otherwise have vested during the Musil Severance Period; and

•	payment by the Company of the same portion of Mr. Musil’s monthly premium under COBRA as it pays for active employees until the close of the Musil Severance Period.

In addition, if Mr. Musil’s employment is terminated without “cause” or as a result of “constructive termination,” in each case during the Change in Control Protection Period, Mr. Musil would be eligible to receive, subject to certain conditions described in the offer letter, the following:

•

severance payments, equal to the sum of (a) 100% of Mr. Musil’s annual base salary and (b) 100% of Mr. Musil’s maximum annual performance-based bonus, paid in equal installments for twelve (12) months after the termination (the “Musil Post-COC Severance Period”);

•	accelerated vesting of 100% percent of any unvested options; and

•	payment by the Company of the same portion of Mr. Musil’s monthly premium under COBRA as it pays for active employees until the close of the Musil Post-COC Severance Period.

Howard Levy

Under our offer letter with Dr. Levy, our Chief Medical Officer, Dr. Levy is entitled to an annual base salary, which is $432,085 for the fiscal year ended December 31, 2020. Dr. Levy will also have the opportunity to earn an annual performance-based bonus of 40% of his base salary. Dr. Levy’s base compensation and bonus eligibility were set by the Compensation Committee based on a review of comparable company data and an assessment of Dr. Levy’s individual performance. Dr. Levy is eligible for our employee benefit plans including, but not limited to our life, disability, medical, dental and vision insurance plans, our ESPP, our 401(k) plan and our Section 125 Flexible Spending Account plan.

The amended and restated employment agreement provides that if Dr. Levy’s employment is terminated without “cause” (as defined in the agreement) or as a result of “constructive termination,” (as defined in the agreement) in each case outside of the Change in Control Protection Period, Dr. Levy would be eligible to receive, subject to certain conditions described in the amended and restated employment agreement, the following:

•	continued base salary for nine (9) months after the termination (the “Levy Severance Period”);

•	accelerated vesting of options that would otherwise have vested during the Levy Severance Period; and

•	payment by the Company of the same portion of Dr. Levy’s monthly premium under COBRA as it pays for active employees until the close of the Levy Severance Period.

In addition, if Dr. Levy’s employment is terminated without “cause” or as a result of “constructive termination,” in each case during the Change in Control Protection Period, Dr. Levy would be eligible to receive, subject to certain conditions described in the amended and restated employment agreement, the following:

•

severance payments, equal to the sum of (a) 100% of Dr. Levy’s annual base salary and (b) 100% of Dr. Levy’s maximum annual performance-based bonus, paid in equal installments for twelve (12) months after the termination (the “Levy Post-COC Severance Period”);

•	accelerated vesting of 100% percent of any unvested options; and

•	payment by the Company of the same portion of Dr. Levy’s monthly premium under COBRA as it pays for active employees until the close of the Levy Post-COC Severance Period.

Hedging and Pledging Policy

Under the terms of our insider trading policy, no employees, contractors, consultants and members of our board of directors (and their respective family members and any affiliated entities) may engage in hedging or monetization transactions involving our securities, such as contingent or forward contracts, collars and other similar or related arrangements. In addition, such persons may not hold our securities in a margin account or pledge our securities as collateral.

Stock Ownership Guidelines

The Board has adopted Stock Ownership Guidelines that require:

•

each non-employee director to own shares of Catalyst’s common stock having a value equal to at least three times such non-employee director’s regular annual base cash retainer for Board service (excluding committee service or serving as Chair);

•	the Chief Executive Officer to own shares of Catalyst’s common stock having a value equal to at least two times such individual’s annual base salary; and

•	each executive officer to own shares of Catalyst’s common stock having a value of at least one times such individual’s annual base salary.

Each non-employee director and executive officer must obtain such ownership requirements within a five-year period from the date such individual becomes subject to the guidelines. If an individual becomes subject to a greater ownership amount due to promotion or an increase in base compensation, the individual is expected to meet the higher ownership amount related to the amount of the increase within the later of the original period or three years from the effective date of the promotion or compensation change. Shares owned directly or indirectly by each non-employee director and executive officer and fully vested restricted stock units will count towards stock ownership. As of March 31, 2021, our non-employee directors and executive officers have either satisfied their stock ownership requirement or have time to satisfy the requirement.

Outstanding Equity Awards at December 31, 2020

The following table provides information regarding unexercised stock options held by each of the Named Executive Officers as of the end of fiscal year 2020.

Name	Grant Date	FN	Number of Securities Underlying Unexercised Option Exercisable(#)	Number of Securities Underlying Unexercised Option Unexercisable(#)	FN	Option Exercise Price($)	Option Expiration Date
Nassim Usman, Ph. D.	8/20/2015	(1)	1,500	—	(3)	172.80	1/3/2023
	10/22/2015	(1)	4,761	—	(2)	66.00	10/22/2025
	10/22/2015	(1)	10,238	—	(2)	66.00	10/22/2025
	7/11/2017		230,408	34,375	(5)	4.63	7/11/2027
	1/12/2018		59,375	35,625	(6)	15.13	1/12/2028
	7/30/2018		46,875	28,125	(7)	9.68	7/30/2028
	1/24/2019		38,333	41,667	(8)	7.97	1/24/2029
	1/23/2020		26,354	88,646	(10)	6.85	1/23/2030

Clinton Musil	7/1/2020		—	140,000	(9)	5.88	7/1/2030

Name	Grant Date	FN	Number of Securities Underlying Unexercised Option Exercisable(#)	Number of Securities Underlying Unexercised Option Unexercisable(#)	FN	Option Exercise Price($)	Option Expiration Date
Howard Levy M.B.B.Ch,Ph.D., M.M.M	4/18/2016		6,666	—	(4)	22.80	4/18/2026
	7/11/2017		69,343	11,875	(5)	4.63	7/11/2027
	1/12/2018		24,063	8,937	(6)	15.13	1/12/2028
	7/30/2018		21,875	13,125	(7)	9.68	7/30/2028
	1/24/2019		16,771	18,229	(8)	7.97	1/24/2029
	1/23/2020		10,313	34,687	(10)	6.85	1/23/2030

(1)

These stock options were granted by the Board on the grant dates listed but were assumed by the Company upon the closing of the merger on August 20, 2015 and converted into options to purchase common stock of the Company as described in the table.

(2)	These options became fully vested on September 1, 2019.
(3)	These options became fully vested on August 20, 2019.
(4)	These options became fully vested on April 18, 2020.
(5)

The remaining portion of these options to purchase common stock vest at the rate of 1/48th of the total number of shares subject to the option on the 15th day of each month, with the final tranche vesting on June 15, 2021.

(6)

The remaining portion of these options to purchase common stock vest at the rate of 1/48th of the total number of shares subject to the option on the 12th day of each month, with the final tranche vesting on January 12, 2022.

(7)

The remaining portion of these options to purchase common stock vest at the rate of 1/48th of the total number of shares subject to the option on the 13th day of each month, with the final tranche vesting on June 13, 2022.

(8)

The remaining portion of these options to purchase common stock vest at the rate of 1/48th of the total number of shares subject to the option on the 24th day of each month, with the final tranche vesting on January 24, 2022.

(9)

A quarter of the shares of common stock underlying this inducement option shall vest on July 1, 2021 and the remaining portion of the shares of common stock underlying this option shall vest at the rate of 1/48th of the number of total shares subject to the option monthly thereafter, with the final tranche vesting on July 1, 2024.

(10)

The remaining portion of these options to purchase common stock vest at the rate of 1/48th of the total number of shares subject to the option on the 23rd day of each month, with the final tranche vesting on January  23, 2024.

Compensation Risk Management

We have considered the risk associated with our compensation policies and practices for all employees, and we believe we have designed our compensation policies and practices in a manner that does not create incentives that could lead to excessive risk taking that would have a material adverse effect on our Company.

Director Compensation

Pursuant to our non-employee directors’ compensation policy (directors who are employees of the Company will not receive any compensation for their service on the Board), our non-employee directors are eligible to receive the following:

•	Initial Equity Grants. Each non-employee director who joins the Board will receive an option to purchase 28,000 shares of common stock, which will vest over three years, subject to continued service.

•

Annual Retainers. Each non-employee director will receive an annual retainer for service on the Board consisting of an option to purchase 14,000 shares of the common stock, to be awarded at the Company’s annual stockholders’ meeting and which will vest over one year. This is in addition to annual cash retainers for service on the Board and committees of the Board, or for service as chair of the Board or such committees (inclusive of retainers for service as a member), which are paid quarterly and which amounts are as follows:

Additional annual retainer fees for service as member or chair of	Member	Chair
Board of Directors	$40,000	$75,000
Audit Committee	$9,000	$18,000
Compensation Committee	$7,000	$14,000
Governance and Nominating Committee	$5,000	$10,000

Pursuant to a policy approved by our Board, each director may elect to receive some or all of his or her retainer service fees in the form of fully vested shares of Company common stock.

Director Compensation for Fiscal Year 2020

The following table shows for the fiscal year ended December 31, 2020 certain information with respect to the compensation of our non-employee directors serving during 2020. For information regarding compensation paid to Dr. Usman, see the “Summary Compensation Table” on page 24.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Stock Grants ($)(3)	Total ($)
Augustine Lawlor	—	29,457	86,244	115,701
Andrea Hunt	4,875	29,457	43,239	77,571
Eddie Williams	17,813	29,457	29,673	76,943
Errol B. De Souza	—	29,457	51,867	81,324
Geoffrey Ling	—	89,315	40,933	130,248
Sharon Tetlow	27,500	89,315	18,439	135,254

(1)

The amounts in this column reflect the aggregate grant date fair value of stock options granted during the fiscal year ended December 31, 2020 calculated in accordance with ASC 718, disregarding the potential for forfeitures.

(2)	The following table sets forth the aggregate number of option awards held by each non-employee director serving in 2020 as of December 31, 2020:

Name	Aggregate Number of Option Awards
Augustine Lawlor	26,500
Andrea Hunt	25,000
Eddie Williams	25,000
Errol B. De Souza	27,830
Geoffrey Ling	15,000
Sharon Tetlow	15,000

(3)	The amounts in this column reflect the board of director fees board members elected to receive in fully vested non-restricted common stock awards in lieu of cash compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 12, 2021, for:

(1)	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

(2)	each of our Named Executive Officers;

(3)	each of our directors; and

(4)	all current executive officers and directors as a group.

Applicable percentage ownership is based on 31,349,740 shares of common stock outstanding at April 12, 2021. We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of common stock deemed outstanding includes shares issuable upon exercise of options or warrants, or the conversion of convertible notes, held by the respective person or group that may be exercised or converted within 60 days after April 12, 2021. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable, and notes convertible, within 60 days after April 12, 2021 are included for that person or group, but not the stock options of any other person or group.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed. Unless otherwise noted below, the address of each person listed in the table is c/o Catalyst Biosciences, Inc., 611 Gateway Blvd., Suite 710, S. San Francisco, CA 94080.

Name	Number of Shares Owned and Nature of Beneficial Ownership		Percent of Class
5% or Greater Stockholders
Stonepine Capital Management, LLC	2,144,812	(1)	6.84%
Nantahala Capital Management, LLC	1,865,334	(2)	5.95%
Directors and Named Executive Officers
Nassim Usman, Ph.D.	506,310	(3)	1.59%
Howard Levy, M.B.B.Ch., Ph.D., M.M.M.	197,733	(4)	*
Clinton Musil	-		*
Augustine Lawlor	63,907	(5)	*
Andrea Hunt	40,997	(6)	*
Eddie Williams	43,102	(7)	*
Errol B. De Souza	50,637	(8)	*
Geoffrey Ling	22,808	(9)	*
Sharon Tetlow	13,079	(10)	*
All Directors and Executive Officers as a Group (9 persons)	938,573	(11)	2.92%

*	Indicates less than 1% of class.
(1)

The information reported is based on a Schedule 13G/A filed with the SEC on February 19, 2021. The shares are held directly by Stonepine Capital Management, LLC (the “Stonepine Capital”). Jon M. Plexico and Timothy P. Lynch, as managing members of Stonepine Capital, may be deemed to have shared voting and dispositive power of these shares.

(2)

The information reported is based on a Schedule 13G/A filed with the SEC on February 12, 2021. The shares are held directly by Nantahala Capital Management, LLC (“Nantahala”). Wilmot B. Harkey and Daniel Mack, as managing members of Nantahala, may be deemed to have shared voting and dispositive power of these shares. The principal business address of Nantahala is 19 Old Kings Highway S, Suite 200, Darien, CT 06820.

(3)

Consists of (i) 8,456 shares held by the Usman Family Trust, of which Dr. Usman is a co-trustee with Susan L. Usman, (ii) 1,168 shares held in an IRA, (iii) 17,174 shares and (iv) 479,512 shares issuable upon the exercise of options within 60 days of April 12, 2021.

(4)

Consists of (i) 23,390 shares held by the Howard and Gillian Levy Revocable Trust dated November 21, 1994, and (ii) 174,343 shares of common stock subject to stock options which are vested and exercisable within 60 days of April 12, 2021.

(5)

Consists of (i) 24,215 shares held indirectly by the Lawlor Family Trust UAD 4-17-00, (ii) 13,192 shares held directly and (ii) 26,500 shares of common stock subject to stock options which are vested and exercisable within 60 days of April 12, 2021.

(6)	Consists of (i) 15,997 shares and (ii) 25,000 shares of common stock subject to stock options which are vested and exercisable within 60 days of April 12, 2021.
(7)	Consists of (i) 18,102 shares and (ii) 25,000 shares of common stock subject to stock options which are vested and exercisable within 60 days of April 12, 2021.
(8)	Consists of (i) 22,807 shares, and (ii) 27,830 shares of common stock subject to stock options which are vested and exercisable within 60 days of April 12, 2021.
(9)	Consists of (i) 13,364 shares, and (ii) 9,444 shares of common stock which are subject to stock options vested and exercisable within 60 days of April 12, 2021.
(10)	Consists of (i) 3,635 shares and (ii) 9,444 shares of common stock which are subject to stock options vested and exercisable within 60 days of April 12, 2021.
(11)	Includes 800,323 shares of common stock subject to stock options which are vested and exercisable within 60 days of April 12, 2021.

PROPOSAL 2 - APPROVAL OF THE COMPANY’S 2018 OMNIBUS INCENTIVE PLAN, AS AMENDED

In March 2021, our Board approved an amendment to our 2018 Omnibus Incentive Plan (the “2018 Plan”) to increase the number of shares of common stock reserved for issuance under the 2018 Plan by 2,500,000 shares, to a total of 5,300,000 shares (the “Share Increase”), subject to stockholder approval. We are asking our stockholders to approve the Share Increase. All other provisions of the 2018 Plan will remain in full force and effect. A copy of the 2018 Plan, as amended, is attached as Appendix A to this proxy statement.

Reasons to Approve the 2018 Plan, as Amended

Approval of the 2018 Plan, as amended, will increase the number of shares of the Company’s common stock authorized for issuance pursuant to the 2018 Plan by 2,500,000 shares. As of March 31, 2021, a total of 391,310 shares of our common stock remained available for future grants under the 2018 Plan. Following the proposed increase, a total of 2,891,310 shares would be available for future issuance. We believe that equity incentives are a key component of compensation for employees and directors and help align the interests of our employees and directors with the interests of our stockholders. We anticipate that the current share reserve amount is insufficient to meet our future needs with respect to attracting, motivating and retaining key executives and employees in a competitive market for talent. Our Compensation Committee considered our historic burn rate levels and the impact of utilizing regular annual equity compensation grants in determining the magnitude of the share reserve. We expect the proposed increase to provide us with enough shares for awards for up to two years, with such timing dependent on a variety of factors, including, but not limited to, the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, potential future sales of equity securities by the Company and market competitiveness and retention considerations. Future circumstances may require us to change our current equity grant practices, and we cannot predict, among other things, our future equity grant practices, the future price of our shares, our future sales of equity securities, or future human capital management needs with any degree of certainty at this time, and the share reserve under the 2018 Plan, as amended, could last for a shorter or longer time.

The table below shows the stock awards that were outstanding under the 2018 Plan as of December 31, 2020. As of December 31, 2020, the closing price of our common stock as reported on Nasdaq was $6.31 per share.

Shares underlying outstanding stock options (#)	Weighted avg. exercise price of per share	Weighted avg. remaining term	Shares underlying outstanding full value awards (#)	Shares available for future grant (#)
2,355,615	$8.59	7.96	—	1,255,302

The table below shows net annual dilution and other metrics relating to equity grants under the 2018 Plan for the last three fiscal years.

Metric	2020	2019	2018	Average
Annual Dilution(1)	3.7%	2.1%	4.6%	3.5%
Annual Burn Rate(2)	4.9%	3.7%	5.1%	4.7%
Year-End Overhang(3)	16.3%	21.5%	22.2%	19.2%

(1)

Calculated by dividing (a) the number of shares underlying awards granted to all recipients during the year, minus award cancellations and forfeitures during the year, by (b) the number of shares outstanding at year-end.

(2)	Calculated by dividing (a) the number of shares underlying awards granted during the year to all recipients by (b) the number of shares outstanding at year-end.

(3)	Calculated by dividing the sum of (a) the number of shares underlying outstanding awards and (b) shares available for future awards, by (c) the number of shares outstanding, in each case at year-end.

The 2018 Plan, as amended by the Board in March 2021, will become effective if it is approved by our stockholders at the 2021 Annual Meeting of Stockholders. If our stockholders do not approve this Proposal Two, the 2018 Plan, as amended by the Board in March 2021, and the resulting Share Increase described above will not become effective.

Note Regarding Forecasts and Forward-Looking Statements

We do not as a matter of course make public forecasts as to our total shares outstanding and utilization of various equity awards due to the unpredictability of the underlying assumptions and estimates. In particular, the forecasts set forth in this Proposal 2 includes embedded assumptions which are highly dependent on the public trading price of our common stock and other factors, which we do not control and, as a result, we do not as a matter of practice provide forecasts. These forecasts reflect various assumptions regarding our future operations. The inclusion of the forecasts set forth above should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such.

The 2018 Plan Combines Compensation and Corporate Governance Best Practices

The 2018 Plan includes provisions that are designed to protect our stockholders’ interests and reflect corporate governance best practices.

•

Does Not Provide for Repricing. The 2018 Plan does not provide for the ability to reduce the exercise price of stock options and stock appreciation rights, cancel “underwater” stock options and stock appreciation rights or take any action that would be considered a repricing under the applicable securities exchange on which our common stock is traded without prior stockholder approval in each case.

•

Stockholder Approval Required for Additional Shares. The 2018 Plan does not contain an annual “evergreen” provision. The 2018 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares.

•

No Liberal Share Counting or Recycling. If fewer shares are issued in settlement of an award than were covered by such award for reasons other than due to forfeiture (including, in the case of restricted stock awards, certain repurchases by the Company), cancellation or expiration (for example to satisfy the exercise or purchase price or tax withholding obligation of such award), then the unissued shares will generally not become available again for issuance under the 2018 Plan.

•

No Liberal Corporate Transaction or Change in Control Definitions. No corporate transaction or change in control related vesting acceleration and other benefits may occur without an actual corporate transaction or change in control occurring.

•

No Discounted Stock Options or Stock Appreciation Rights. All stock options and stock appreciation rights granted under the 2018 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•	Minimum Vesting Requirement. Awards granted under the 2018 Plan have a minimum one-year vesting period from the date of grant, subject to certain exceptions that are described below.

•	No Dividend Equivalents on Unvested Awards. Dividend equivalent rights granted under the 2018 Plan in connection with an award will be subject to the vesting of the underlying award.

•

Limit on Non-Employee Director Awards. Stock awards granted during a single calendar year, taken together with any cash fees paid during such calendar year for services on the Board, will not exceed $500,000 in total value for any non-employee director (or $750,000 in the initial calendar year of service).

History of the 2018 Plan

The 2018 Plan was adopted by our Board in May 2018 and was approved by our stockholders in June 2018. In April 2020, our Board amended the 2018 Plan to increase the number of shares of common stock reserved for issuance under the 2018 Plan by 1,300,000 shares, to a total of 2,800,000 shares including shares originally included in the 2018 Plan when it was first adopted. In March 2021, our Board approved an amendment to the 2018 Plan to increase the number of shares of common stock reserved for issuance under the 2018 Plan by 2,500,000 shares, to a total of 5,300,000 shares, subject to stockholder approval.

Summary of the 2018 Plan, as Amended

As mentioned above, the following summary of the 2018 Plan, as amended, is qualified in its entirety by reference to the 2018 Plan, as amended, a copy of which is attached hereto as Appendix A.

Types of Awards; Shares Available for Issuance

The 2018 Plan, as amended, provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights and other stock and cash-based awards (including annual cash incentives and long-term cash incentives). Shares issued under the 2018 Plan, as amended, will be shares of our common stock. Incentive stock options may be granted only to our employees and employees of any parent or subsidiary corporation. All other awards may be granted to our employees, directors or consultants and to employees, directors or consultants of any related entity. Dividend equivalent rights granted in connection with an award will be subject to the vesting of the underlying award. As of March 31, 2021, there were approximately 58 employees (including three executive officers), four consultants and six non-employee directors eligible to receive awards under the 2018 Plan, as amended.

Share Reserve

We have reserved for issuance pursuant to awards under the 2018 Plan, as amended, 5,300,000 shares of our common stock. In general, shares subject to awards granted under the 2018 Plan, as amended, that are not issued will again become available for awards under the 2018 Plan, as amended.

Director Limits

The 2018 Plan, as amended, provides that the maximum aggregate amount of cash and awards that may be paid to any director for such director’s service as a member of the Board will not exceed $500,000 in any calendar year ($750,000 in the initial calendar year of service).

Administration

Our Board or a committee of our Board will administer the 2018 Plan, as amended. The administrator has the power to determine when awards will be granted, which employees, directors or consultants will receive awards, the terms of the awards, including the number of shares subject to each award and the vesting schedule of the awards, and to interpret the terms of the 2018 Plan, as amended, and the award agreements.

Stock Options

The 2018 Plan, as amended, allows for the grant of incentive stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and non-qualified stock options. Absent limitations on exercisability, the exercise price of all options granted under the 2018 Plan, as amended, generally must at least be equal to the fair market value of our common stock on the date of grant. The term of an option may not exceed 10 years, except that with respect to any employee who owns more than 10% of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term must not exceed five years, and the exercise price must equal at least 110% of the fair market value on the grant date. Not more than 5,300,000 shares of our common stock may be issued pursuant to incentive stock options granted under the 2018 Plan, as amended.

Stock Appreciation Rights

The 2018 Plan, as amended, allows for the grant of stock appreciation rights. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date. The administrator will determine the terms of stock appreciation rights, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof, except that, absent special limitations on exercisability, the base appreciation amount used to determine the cash or shares to be issued pursuant to the exercise of a stock appreciation right will generally be no less than 100% of the fair market value per share on the date of grant. After the continuous service of a recipient of a stock appreciation right terminates, the recipient’s stock appreciation right may be exercised, to the extent vested, only to the extent provided in the stock appreciation right agreement.

Restricted Stock Awards

The 2018 Plan, as amended, allows for the grant of restricted stock. Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions on vesting that it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals or on the continuation of service or employment. Shares of restricted stock that do not vest are subject to repurchase or forfeiture.

Restricted Stock Units

The 2018 Plan, as amended, allows for the grant of restricted stock units. Restricted stock units are awards that will result in payment to a recipient at the end of a specified period only if the vesting criteria established by the administrator are achieved or the award otherwise vests. The administrator may impose whatever conditions to vesting, or restrictions and conditions to payment, that it determines to be appropriate. The administrator may set restrictions based on the achievement of specific performance goals or on the continuation of service or employment. The administrator may specify in an award agreement that earned restricted stock units may be settled in shares of our common stock, other securities, cash or a combination thereof.

Other Awards

The 2018 Plan, as amended, also allows for the grant of cash or stock-based awards that may or may not be subject to restrictions.

Terms of Awards

The administrator of the 2018 Plan, as amended, determines the provisions, terms and conditions of each award, including vesting schedules, forfeiture provisions, form of payment (cash, shares, or other consideration) upon settlement of the award, payment contingencies and satisfaction of any performance criteria.

Minimum Vesting

Awards are subject to a minimum vesting period of one year. Notwithstanding the foregoing, the administrator may provide for (i) acceleration of vesting in connection with death, disability or certain transactions; (ii) an award without a minimum vesting period or for acceleration of the vesting of an award for any reason, but only for no more than an aggregate of 5% of the shares authorized under the 2018 Plan, as amended; and (iii) different vesting terms for awards substituted for other equity awards in connection with certain transactions.

Transferability of Awards

The 2018 Plan, as amended, allows for the transfer of awards under the 2018 Plan, as amended, only (i) by will, (ii) by the laws of descent and distribution and (iii) for awards other than incentive stock options, to the extent and in the manner authorized by the administrator. Only the recipient of an incentive stock option may exercise such award during his or her lifetime.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent enlargement of the benefits or potential benefits available under the 2018 Plan, as amended, the administrator will make adjustments to one or more of the number of shares that are covered by outstanding awards, the exercise or purchase price of outstanding awards, the numerical share limits contained in the 2018 Plan, as amended, and any other terms that the administrator determines require adjustment. In the event of our complete liquidation or dissolution, all outstanding awards will terminate immediately upon the completion of such transaction.

Changes in Control

In the event of a “corporate transaction” (as defined in the 2018 Plan, as amended), awards will generally accelerate vesting if they are not assumed or replaced in connection with the transaction. For awards that are assumed or replaced in connection with a corporate transaction, and in the event of a “change in control” (as defined in the 2018 Plan, as amended), awards will generally accelerate vesting if the grantee’s continuous service is terminated by the successor company or the Company without “cause” (as defined in the 2018 Plan, as amended) or voluntarily by the grantee with “good reason” (as defined in the 2018 Plan, as amended) within six months prior to or 12 months after the transaction.

Plan Amendments and Termination

The 2018 Plan, as amended, will automatically terminate 10 years following the date it became effective (which date is May 1, 2028), unless we terminate it sooner. In addition, our Board has the authority to amend, suspend or terminate the 2018 Plan, as amended, subject to stockholder approval in the event such approval is required by law provided such action does not adversely affect the rights under any outstanding award.

Certain U.S. Federal Tax Consequences

The following summary of the federal income tax consequences of 2018 Plan, as amended, transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences. As such, please refer to the applicable provisions of the Code for additional information.

Non-Qualified Stock Options

Except as provided under Section 409A of the Code discussed below (“Section 409A”), the grant of a non-qualified stock option under the 2018 Plan, as amended, generally will not result in any U.S. Federal income tax consequences to the grantee or to the Company. Upon exercise of a non-qualified stock option, the grantee is generally subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the grantee, subject to limitations imposed by Section 162(m) of the Code (“Section 162(m)”) and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount. Section 162(m) places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. Any gain or loss on the grantee’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

Absent special limitations on exercisability, in the event a nonqualified stock option is granted with an exercise price less than 100% of the fair market value of the common stock on the date of grant or amended in certain respects, such option may be considered deferred compensation and subject to Section 409A, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A which fails to comply with the rules of Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest, and similar treatment under state law.

Incentive Stock Options

The grant of an incentive stock option under the 2018 Plan, as amended, will not result in any U.S. Federal income tax consequences to the grantee or to the Company. A grantee recognizes no U.S. Federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the grantee has held the shares of common stock. If the grantee does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the grantee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the grantee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition, which is referred to as a “disqualifying disposition.” The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the grantee, subject to limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option - i.e., the difference between the fair market value of the shares at exercise and the exercise price - is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a grantee’s alternative minimum tax liability exceeds such grantee’s regular income tax liability, the grantee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the grantee must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

In the event that an incentive stock option is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A, which provides rules regarding the timing of payment of deferred compensation. An option subject to Section 409A which fails to comply with the rules of Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest, and similar treatment under state law. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

Restricted Stock and Performance Stock

The grant of restricted stock and performance shares will generally subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

Recipients of restricted stock and performance shares may make an election under Section 83(b) of the Code, which is referred to as a “Section 83(b) Election,” to recognize as ordinary compensation income in the year that such restricted stock or performance shares are granted, the amount equal to the spread between the amount paid for such stock (if any) and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock or performance share is issued.

Stock Appreciation Rights

Recipients of stock appreciation rights, which are referred to as “SARs,” generally should not recognize income until such rights are exercised, assuming there is no ceiling on the value of the right and Section 409A does not apply. Upon exercise, the grantee will normally recognize taxable ordinary income for U.S. Federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. Grantees who are employees will be subject to withholding for U.S. Federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Grantees will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the grantee, subject to limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount.

A SAR can be considered deferred compensation and subject to Section 409A. A SAR that does not meet the requirements of Section 409A, such as with respect to the timing of the delivery of cash or shares following vesting, can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest, and similar treatment under state law.

Performance Units

Recipients of performance units generally should not recognize income until such units are converted into cash or shares of stock unless Section 409A applies. Upon conversion, the grantee will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Grantees who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the performance units. Grantees will recognize gain upon the disposition of any shares received upon conversion of the performance units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the grantee, subject to limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the grantee’s total compensation is deemed reasonable in amount.

Performance units also can be considered non-qualified deferred compensation and subject to the rules of Section 409A, which provide rules regarding the timing of payment of deferred compensation. A grant of performance units that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest to such grantee, and similar treatment under state law.

Dividends and Dividend Equivalents

Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested shares subject to such awards, which income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by a grantee, subject to limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the individual’s total compensation is deemed reasonable in amount.

The foregoing is only a summary of the U.S. Federal income tax consequences of 2018 Plan, as amended, transactions, and is based upon U.S. Federal income tax laws in effect on the date of this proxy statement. Reference should be made to the applicable provisions of the Code. This summary does not purport to be complete, and does not discuss the tax consequences of a grantee’s death or the tax laws of any municipality, state or foreign country to which the grantee may be subject.

New Plan Benefits

The 2018 Plan, as amended, does not provide for set benefits or amounts of awards and we have not approved any awards that are conditioned on stockholder approval of the plan. However, under our non-employee directors’ compensation policy, each continuing non-employee director will be eligible to receive an annual option grant to purchase up to 14,000 shares of common stock. For additional information regarding our current compensation program for non-employee directors, please see “Director Compensation” above.

The following table summarizes the options that our current non-employee directors as a group will receive if they remain a director following the Annual Meeting and highlights the fact that none of our executive officers (including our named executive officers) or employees will receive any set benefits or awards that are conditioned upon stockholder approval of the 2018 Plan, as amended. All other future awards to directors, executive officers, employees and consultants of the Company under the 2018 Plan, as amended, are discretionary and cannot be determined at this time.

Name and Position	Dollar Value	Number of Awards
Nassim Usman, Ph.D.		—
President and Chief Executive Officer
Clinton Musil		—
Chief Financial Officer
Howard Levy, M.B.B.Ch., Ph.D., M.M.M		—
Chief Medical Officer
All current executive officers as a group		—
All current directors who are not executive officers as a group(1)		84,000
All employees, including all current officers who are not executive officers, as a group		—

(1)	Represents the total number of options that our current non-employee directors as a group will receive if they remain a director following the Annual Meeting.

Awards Granted under the 2018 Plan

The following table shows as of March 31, 2021, for each of the individuals and the various groups indicated, the total number of shares subject to awards that have been granted (even if not currently outstanding) under the 2018 Plan, as amended, since its approval by our stockholders as of June 13, 2018 through March 31, 2021.

Name and Position	Number of Shares Subject to Awards (#)(1)
Nassim Usman, PhD.,	550,000
President and Chief Executive Officer
Clinton Musil	108,000
Chief Financial Officer(2)
Howard Levy, M.B.B.Ch., Ph.D., M.M.M.	165,000
Chief Medical Officer
All current executive officers, as a group(3)	823,000
All current directors who are not executive officers, as a group	175,440
Each nominee for election as a director:
Errol B., De Souza, Ph.D.	32,937
Sharon Tetlow	18,635
Each associate of any of such directors, executive officer or nominees	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—
All employees, including all current officers who are not executive officers, as a group	1,792,613

(1)

No awards have been granted under the 2018 Plan to any associate of any of our directors (including nominees) or executive officers, and no person received 5% or more of the total awards granted under the 2018 Plan since its inception except for Nassim Usman, Ph.D. and Howard Levy, M.B.B.Ch., Ph.D., M.M.M., whose cumulative grants are described in the table above.

(2)	Mr. Musil commenced service with the Company on July 1, 2020.
(3)	Current executive officers include Nassim Usman, Ph.D., Clinton Musil and Howard Levy, M.B.B.Ch., Ph.D., M.M.M.

Equity Compensation Plan Information

The Company’s equity compensation plans consist of the 2018 Plan, the Catalyst Biosciences, Inc. 2015 Stock Incentive Plan, as amended (the “2015 Plan”), the Targacept, Inc. 2006 Stock Incentive Plan (the “2006 Plan”) and the Catalyst Biosciences, Inc. 2004 Stock Plan (the “2004 Plan”), the 2016 Inducement Stock Incentive Plan which relates solely to an inducement stock option grant for 6,666 shares that was awarded in 2016, and the 2020 Inducement Plan which relates solely to an inducement stock option grant for 140,000 shares awarded in 2020. No further grants may be made under any of these plans, other than the 2018 Plan. The Company also assumed in connection with the merger, standalone options granted to certain service providers of Catalyst in February 2014, February 2015 and May 2015.

The following table sets forth certain information as of December 31, 2020 with respect to the Company’s equity compensation plans and standalone options.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights (A)	Weighted-Average Exercise Price of Outstanding Options (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by security holders(1)	2,208,186	$8.68	1,555,746	(2)
Equity compensation plans not approved by security holders(3)	147,429	$7.20	—
Total	2,355,615	$8.59	1,555,746

(1)	Includes shares issued or issuable upon the exercise of stock option or other stock-based awards under the 2018 Plan, the 2015 Plan and the 2006 Plan.
(2)

Includes 1,255,302 shares available for issuance under the 2018 Plan and 300,444 shares available for issuance under the ESPP, including shares subject to purchase during the current purchase period, which commenced on February 10, 2021 (the exact number of which will not be known until the purchase date on August 9, 2021). In addition, the ESPP provides for an annual increase to the number of shares of our common stock available for issuance thereunder on the first business day of each calendar year, equal to the lesser of (x) 120,000 shares, (y) 1.0 percent of the number of shares of our common stock outstanding as of the last day of the immediately preceding calendar year, and (z) a lesser number of shares determined by the ESPP administrator.

(3)

Includes an aggregate of 763 shares issuable upon the exercise of standalone options with a weighted average exercise price of $114.00, issued to Dr. Hansoo Keyoung by Catalyst and assumed in connection with the merger (the “Keyoung Grants”). Also includes 6,666 shares issuable upon the exercise of a standalone option with an exercise price of $22.80, issued to Dr. Levy, as a material inducement to the decision of Dr. Levy to accept employment as Chief Medical Officer of the Company (the “Levy Grant”). Also includes 140,000 shares issuable upon the exercise of a standalone option with an exercise price of $5.88, issued to Mr. Musil, as a material inducement to the decision of Mr. Musil to accept employment as Chief Financial Officer of the Company (the “Musil Grant”). These standalone grants were approved by both the Compensation Committee and the Board and are subject to anti-dilution adjustment in connection with splits, reports, and other nonreciprocal corporate transactions. The Keyoung and Levy Grants have 10-year terms and are fully vested. The Musil Grant has a 10-year term. A quarter of the Musil Grant shall vest on July 1, 2021 and the remaining portion of the Musil Grant shall vest at the rate of 1/48th of the number of total shares subject to the option monthly thereafter, with the final tranche vesting on July 1, 2024. The purposes of the 2016 Inducement Stock Incentive Plan were to provide flexibility to the Company in its ability to attract and retain the services of participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of awards to selected participants, including the granting of options; SARs in the form of freestanding SARs and/or related SARs; restricted awards in the form of restricted stock awards and/or restricted stock units; phantom stock awards; other stock-based awards; and/or dividend equivalent awards. No awards may be granted after April 15, 2026. A copy of the 2016 Inducement Stock Incentive Plan can be found in our Current Report on Form 8-K filed with the SEC on April 20, 2016.

Recommendation of the Board:

The Board recommends a vote FOR approval of the 2018 Plan, as amended.

PROPOSAL 3 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 added Section 14A to the Exchange Act requiring that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Prior to casting your vote on this proposal, we encourage you to read the “Executive Compensation” section of this proxy statement (beginning on page 23) for a detailed discussion of our policies and practices relating to the compensation of our Named Executive Officers.

The Compensation Committee believes that the objectives of our executive compensation program, as they relate to our Named Executive Officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, the Compensation Committee believes that our executive compensation program, as it relates to our Named Executive Officers, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our Named Executive Officers and our stockholders. Accordingly, we are asking our stockholders to approve the compensation of our Named Executive Officers.

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board or the Compensation Committee of the Board. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our Named Executive Officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders’ concerns.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation Table and other related disclosure.”

Recommendation of the Board:

The Board recommends a vote FOR the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement.

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has recommended, and the Board has approved, the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. EisnerAmper LLP has served as our independent registered public accounting firm since 2015. We are soliciting stockholder ratification of the appointment of EisnerAmper LLP, although stockholder ratification is not required by law. If the appointment of EisnerAmper LLP is not ratified at the Annual Meeting, the Audit Committee will consider whether to appoint a different independent registered public accounting firm.

A representative of EisnerAmper LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

Current Independent Registered Public Accounting Firm Fees

The following table sets forth the fees for professional services rendered by EisnerAmper LLP, the Company’s independent registered public accounting firm, in connection with the audits of our annual financial statements for the years ended December 31, 2020 and 2019 and for other services rendered by EisnerAmper LLP during those periods. All fees described below were approved by the Audit Committee.

	Fiscal 2020	Fiscal 2019
Audit Fees(1)	$303,903	$369,671
Audit-Related Fees:	—	—
Tax Fees:	—	—
All Other Fees:	—	—

Total Fees:	$303,903	$369,671

(1)

Audit Fees include fees billed for the applicable year for services in connection with the audit of the Company’s financial statements included in its Annual Report on Form 10-K, quarterly reports on Form 10-Q and registration statements on Forms S-3 and S-8.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy that requires the Audit Committee to approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm prior to its engagement to provide such services. The Audit Committee has established a pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent registered public accounting firm. In addition, the Chairperson of the Audit Committee, or any member of the Audit Committee designated by the Chairperson, may specifically approve any service that is not a prohibited non-audit service if the fees for such service are not reasonably expected to exceed $10,000. Any such approval by the Chairperson or his designee must be reported to the Audit Committee at its next scheduled meeting. The pre-approved services of the independent registered public accounting firm, and corresponding maximum fees, are reviewed annually by the Audit Committee.

Recommendation of the Board:

The Board recommends a vote FOR ratification of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file electronically with the SEC our annual, quarterly and current reports, proxy statements and other information. We make available on our website at www.catalystbiosciences.com, free of charge, copies of these reports, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. The information in or accessible through the websites referred to above are not incorporated into, and are not considered part of, this proxy statement. Further, our references to the URLs for these websites are intended to be inactive textual references only.

You should rely on the information contained in this proxy statement to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated April 27, 2021. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

FORM 10-K

We will make available, on or about April 27, 2021, the proxy materials, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, at www.proxyvote.com. We will also make available, solely for your reference and by courtesy, our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 on the “Investors” page of our website at www.catalystbiosciences.com.

We will also provide, free of charge, to each person to any stockholder of record or beneficial owner of our common stock as of the Record Date, upon the written or oral request of any such persons, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as filed with the SEC. Requests for such copies should be addressed to our Chief Financial Officer, Clinton Musil, at the address below:

Catalyst Biosciences, Inc.

611 Gateway Blvd., Suite 710

South San Francisco, CA 94080

Attention: Clinton Musil

Telephone: (650) 266-8657

Email: investors@catbio.com

Please include your contact information with the request. The exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, our representatives will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please submit your proxy promptly by Internet or telephone or by marking, signing, dating and returning the proxy card delivered to you upon your request in the postage pre-paid envelope provided for that purpose. In the event you are able to attend the Annual Meeting virtually, at your request, we will cancel your previously submitted proxy.

By order of the Board,

Nassim Usman, Ph.D.

President and Chief Executive Officer

South San Francisco, California

April 27, 2021

Appendix A

CATALYST BIOSCIENCES, INC.

2018 OMNIBUS INCENTIVE PLAN, AS AMENDED

1.

Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.

Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a)    “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b)    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c)    “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d)    “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award and Applicable Laws.

(e)    “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or Other Award.

(f)    “Award Agreement” means the written agreement or other instrument evidencing the grant of an Award, including any amendments thereto. An Award Agreement may be in the form of an agreement to be executed by both the Grantee and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments.

(g)    “Board” means the Board of Directors of the Company.

(h)    “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s dishonesty, fraud, material insubordination, moral turpitude, willful misconduct, or refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity. Notwithstanding the foregoing, with respect to the termination by the Company or a Related Entity of the Continuous Service status of a Director, “cause” shall mean an act or failure to act that constitutes cause for removal of a director under Applicable Laws.

(i)    “Change in Control” means the occurrence of any of the following:

(i)    an acquisition by any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) of direct or indirect beneficial ownership (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act (“Beneficial Ownership”)) of 50% or more of either the then outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided that the following acquisitions shall be excluded: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary;

(ii)    a majority of the members of the Board are replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(iii)    consummation of Corporate Transaction; excluding, however, a Corporate Transaction pursuant to which:

(A)    all or substantially all of the individuals and entities who have Beneficial Ownership, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will have Beneficial Ownership, directly or indirectly, of more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, the Company or a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Corporation”) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

(B)    no “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) (other than (1) the Company, (2) an employee benefit plan (or related trust) sponsored or maintained by the Company, Resulting Corporation, or a Subsidiary, or (3) any entity controlled, directly or indirectly, by the Company or a Resulting Corporation) will have Beneficial Ownership, directly or indirectly, of 50% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the outstanding voting securities of the Resulting Corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Corporate Transaction; and

(C)    individuals who were members of the Board before the Corporation Transaction (or whose appointment or election is endorsed by a majority of such members of the Board) will continue to constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

(iv)    the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(j)    “Code” means the Internal Revenue Code of 1986, as amended.

(k)    “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(l)    “Common Stock” means the common stock of the Company.

(m)    “Company” means Catalyst Biosciences, Inc., a Delaware corporation, or any successor entity.

(n)    “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o)    “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(p)    “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Administrator, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(q)    “Corporate Transaction” means a reorganization, merger, share exchange, consolidation or sale or other disposition of all or substantially all of the assets of the Company.

(r)    “Director” means a member of the Board or the board of directors or board of managers of any Related Entity.

(s)    “Disability” means such term (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(t)    “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock. Dividend Equivalent Rights granted in connection with an Award shall be subject to the vesting of the underlying Award.

(u)    “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)    In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(x)    “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(y)    “Good Reason” means, with respect to a termination of a Grantee’s Continuous Service by the Grantee, that such termination is for “Good Reason” as such term (or word of like import) is expressly defined in a then-effective written agreement between such Grantee and the Company or a Related Entity, or in the absence of such then-effective written agreement and definition, means the occurrence of any of the following events or conditions unless consented to by such Grantee (and such Grantee shall be deemed to have consented to any such event or condition unless such Grantee provides written notice of such Grantee’s non-acquiescence within thirty (30) days of the effective time of such event or condition): (i) a change in such Grantee’s responsibilities or duties which represents a material and substantial diminution in such Grantee’s responsibilities; (ii) a material reduction in such Grantee’s base salary; provided that an across-the-board reduction in the salary level of substantially all other individuals in positions similar to such Grantee’s by the same percentage amount shall not constitute such a salary reduction; or (iii) requiring such Grantee to be based at any place outside a fifty (50) mile radius from such Grantee’s job location or residence except for reasonably required travel on business.

(z)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(aa)    “Non-Qualified Stock Option” means an Option not intended to, or that does not, qualify as an Incentive Stock Option.

(bb)    “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc)    “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(dd)    “Other Award” means an award entitling the Grantee to Shares or cash that may or may not be subject to restrictions upon issuance or cash compensation, as established by the Administrator.

(ee)    “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff)    “Plan” means this 2018 Omnibus Incentive Plan.

(gg)    “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

(hh)    “Related Entity” means any (i) Parent or Subsidiary of the Company and (ii) any other entity controlling, controlled by or under common control with the Company.

(ii)    “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive award or program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or, for the Grantee, a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(jj)    “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, forfeiture provisions, and other terms and conditions as established by the Administrator.

(kk)    “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as specified by the Administrator in the Award Agreement.

(ll)    “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation or a combination thereof, as established by the Administrator, measured by appreciation in the value of Common Stock.

(mm)    “Share” means a share of the Common Stock.

(nn)    “Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof. Notwithstanding the foregoing, for purposes of determining whether any individual may be a Grantee for purposes of any grant of Incentive Stock Options, “Subsidiary” shall have the meaning ascribed to such term in Section 424(f) of the Code.

3.	Stock and Cash Subject to the Plan; Director Limits.

(a)    Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to Awards shall be a number of Shares equal to 5,300,000 Shares. Subject to the provisions of

Section 10, below, no more than 5,300,000 Shares may be issued pursuant to Incentive Stock Options granted under the Plan. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock. The maximum aggregate amount of cash and Awards (based on the Fair Market Value of the underlying Shares on the grant date) that may be paid to any Director for such Director’s service as a member of the Board shall not exceed $500,000 in any calendar year. Notwithstanding the foregoing, the maximum aggregate amount of cash and Awards (based on the Fair Market Value of the underlying Shares on the grant date) that may be paid to any Director for such Director’s service as a member of the Board during such Director’s initial calendar year of service shall not exceed $750,000.

(b)    Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if Restricted Stock are forfeited, or repurchased by the Company at their original purchase price, or at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares of Restricted Stock shall become available for future grant under the Plan. Any Shares covered by an Award which are surrendered (i) in payment of an Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v)) or (ii) in satisfaction of tax withholding obligations incident to an Award shall be deemed to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan. A SAR payable in Shares shall reduce the maximum aggregate number of Shares which may be issued under the Plan by the full number of Shares with respect to which the SAR is exercised.

4.	Administration of the Plan.

(a)    Plan Administrator.

(i)    Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)    Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board or Committee may also authorize one or more Officers to administer the Plan with respect to Awards to Employees or Consultants who are neither Directors nor Officers (and to grant such Awards) and may limit such authority as the Board or Committee, as applicable, determines from time to time.

(b)    Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board or any Committee, the Administrator shall have the authority, in its discretion to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan, including, without limitation:

(i)    to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)    to determine whether, when and to what extent Awards are granted hereunder;

(iii)    to determine the number of Shares or the amount of cash or other consideration to be covered by each Award granted hereunder;

(iv)    to approve forms of Award Agreements for use under the Plan;

(v)    to determine the terms and conditions of any Award granted hereunder;

(vi)    to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(vii)    to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

(viii)    to construe and interpret the terms of the Plan, any rules and regulations under the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(ix)    to approve corrections in the documentation or administration of any Award;

(x)    to grant Awards to Employees, Directors and Consultants employed outside the United States or to otherwise adopt or administer such procedures or subplans that the Administrator deems appropriate or necessary on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(xi)    to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c)    Minimum Vesting. Notwithstanding the provisions of Section 4(b), Awards shall be subject to a minimum vesting period of one (1) year; provided, however, that (i) the Administrator may provide for acceleration of vesting of all or a portion of an Award in the event of a Grantee’s death or Disability or (to the extent provided in Section 11 herein) upon the occurrence of a Corporate Transaction or Change in Control; (ii) the Administrator may provide for the grant of an Award without a minimum vesting period or may accelerate the vesting of all or a portion of an Award for any reason, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 3(a) herein, upon such terms and conditions as the Administrator shall determine; and (iii) the Administrator also may provide for the grant of Awards to Grantees that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions.

(d)    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees, members of the Board and any Officers or Employees to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.

Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.	Terms and Conditions of Awards.

(a)    Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, Other Awards or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)    Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c)    Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

(d)    Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e)    Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration to be received under an Award in compliance with Applicable Laws. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts,

Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f)    Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g)    Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(h)    Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator, but only to the extent such transfers are made in accordance with Applicable Laws to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(i)    Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7.	Award Exercise or Purchase Price, Consideration and Taxes.

(a)    Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i)    In the case of an Incentive Stock Option:

(A)    granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)    granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)    In the case of other Awards, such price as is determined by the Administrator.

(iii)    Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)    Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the

Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i)    cash;

(ii)    check;

(iii)    surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv)    with respect to Options, if the exercise occurs on or after the Registration Date and until the Common Stock is no longer listed on one or more established stock exchanges or national market systems, payment through a broker-assisted cashless exercise program made available by the Company;

(v)    with respect to Options, payment through a “net exercise” procedure established by the Company such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares; or

(vi)    any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c)    Taxes. The Company and any Related Entity shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company or a Related Entity, an amount sufficient to satisfy any federal, state, local, domestic or foreign taxes required to be withheld with respect to any taxable event arising with respect to an Award. The Administrator may require or may permit Grantees to elect that the withholding requirement be satisfied, in whole or in part, by having the Company withhold, or by tendering to the Company, Shares having a Fair Market Value equal to the amount required to be withheld (provided the amount withheld does not exceed the maximum statutory tax rate for an employee in the applicable jurisdictions or such lesser amount as is necessary to avoid adverse accounting treatment).

8.	Exercise of Award.

(a)    Procedure for Exercise; Rights as a Stockholder.

(i)    Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)    An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b)    Exercise of Award Following Termination of Continuous Service.

(i)    An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii)    Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii)    Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9.

Conditions Upon Issuance of Shares. If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

10.

Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number and kind of Shares covered by each outstanding Award, the number and kind of Shares available for issuance under the Plan, the exercise or purchase price of each such outstanding Award and any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.	Corporate Transaction; Change in Control.

(a)    Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)    Corporate Transaction.

(i)    In the event of a Corporate Transaction, for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall (A) with respect to time-based conditions, automatically become fully vested and, if applicable, exercisable immediately prior to such Corporate Transaction and (B) with respect to performance-based conditions, automatically vest and, if applicable, become exercisable, in each case at the actual level of performance, as determined by the Administrator in good faith, immediately prior to such Corporate Transaction, provided, in the case of (A) and (B), that the Grantee’s Continuous Service has not terminated prior to such Corporate Transaction. For Awards that have an exercise feature, the portion of the Award that is not Assumed shall terminate under subsection (a) of this Section 11 to the extent not exercised prior to the consummation of such Corporate Transaction.

(ii)    In the event of a Corporate Transaction, for the portion of each Award that is Assumed or Replaced, such portion automatically shall become fully vested and, if applicable, exercisable (at “target levels” with respect to performance-based conditions) immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company or a Related Entity without Cause or voluntarily by the Grantee with Good Reason within six (6) months prior to or twelve (12) months after such Corporate Transaction. For any such termination that occurs prior to the date of such Corporate Transaction, vesting, and, if applicable, exercisability shall not occur until such Corporate Transaction.

(c)    Change in Control (other than a Corporate Transaction). In the event of a Change in Control, other than a Corporate Transaction, each Award shall become fully vested and, if applicable, exercisable (at “target levels” with respect to performance-based conditions) immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company or a Related Entity without Cause or voluntarily by the Grantee with Good Reason within six (6) months prior to or twelve (12) months after such Change in Control. For any such termination that occurs prior to the date of such Change in Control, vesting, and, if applicable, exercisability shall not occur until such Change in Control.

12.

Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.	Amendment, Suspension or Termination of the Plan.

(a)    The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b)    No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)    No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14.

Limitation of Liability. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.

No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, and with or without notice.

16.

No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.

Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable.

18.

Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19.

Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20.

Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

21.

Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of Delaware to the extent not preempted by federal law. Any reference in this Plan or in the agreement or other document evidencing any Awards to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

CATALYST BIOSCIENCES, INC. 611 GATEWAY BOULEVARD SUITE 710 SOUTH SAN FRANCISCO, CA 94080

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CBIO2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

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VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D47670-P49632	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CATALYST BIOSCIENCES, INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:
1. To elect two Class III directors to hold office until the 2024 annual meeting of stockholders or until their respective successors are elected and qualified:	☐	☐	☐

Nominees:

01)	Errol B. De Souza, Ph.D.
02)	Sharon Tetlow

The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain
2. To amend the Catalyst Biosciences, Inc. 2018 Omnibus Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,500,000 shares.					☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

3. To approve the compensation of the Company’s Named Executive Officers in a non-binding advisory vote.					☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

4. To ratify the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021.					☐	☐	☐

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal 1 of the Proxy Statement, FOR the amendment of the Catalyst Biosciences, Inc. 2018 Omnibus Incentive Plan as described in Proposal 2 of the Proxy Statement, FOR the approval of the compensation of the Company’s Named Executive Officers as described in Proposal 3 of the Proxy Statement and FOR the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm as described in Proposal 4 of the Proxy Statement.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of

Stockholders To Be Held on June 9, 2021:

The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.proxyvote.com.

D47671-P49632

CATALYST BIOSCIENCES, INC.

Annual Meeting of Stockholders

June 9, 2021 8:00 A.M. PT

This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Nassim Usman, Ph.D., and Clinton Musil, or either of them, as proxies, each having full power of substitution and revocation, to vote all of the shares of common stock of, Catalyst Biosciences, Inc., that the undersigned stockholder(s) is/are entitled to vote at said meeting and any adjournment or postponement thereof, on all matters set forth on the reverse side and in its/their discretion upon such other matters as may properly come before the Annual Meeting of Stockholders.

The 2021 Annual Meeting of Stockholders of Catalyst Biosciences, Inc, will be held virtually. In order to attend and vote at the Annual Meeting, you will need to log in to the Annual Meeting at www.virtualshareholdermeeting.com/CBIO2021. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled “Questions and Answers About These Proxy Materials and Voting.”

The undersigned hereby acknowledge(s) receipt of a copy of Catalyst Biosciences, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on March 4, 2021, and the Proxy Statement dated April 27, 2021. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Catalyst Biosciences, Inc., gives notice of such revocation.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal 1 of the Proxy Statement, FOR the amendment of the Catalyst Biosciences, Inc. 2018 Omnibus Incentive Plan as described in Proposal 2 of the Proxy Statement, FOR the approval of the compensation of the Company’s Named Executive Officers as described in Proposal 3 of the Proxy Statement and FOR the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm as described in Proposal 4 of the Proxy Statement. This proxy may be revoked at any time prior to the time it is voted.

Continued and to be signed on reverse side